                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 January 7, 2000
                                (Date of report)


                            VIANET TECHNOLOGIES, INC.


        NEVADA                    033-55254-19                   87-0434285
(State of Incorporation)     (Commission File Number)        (IRS Employer ID)


                                83 Mercer Street
                            New York, New York 10012
                    (Address of Principle Executive Offices)


                                 (212) 219-7680
                         (Registrant's Telephone Number)

ITEM 2.  Business Combination

         On December 30, 1999 the Company completed Merger Agreement (the "Merger") under the terms of which the Company acquired all the outstanding shares of PSI Communications, Inc. ("PSI"). PSI Communications, Inc., a designer and manufacturer of fiber optic access equipment, specializes in the application of advanced technologies that help Access and Exchange networks operate and interact efficiently and reliably. Serving the emerging commercial multimedia communications markets, PSI focuses on providing equipment to interface for carrier access and enterprise fiber optic networks with their DLC Mux product. PSI has built a product for the weakest chain in the Internet/Intranet link - the last mile, also known as the local loop.

The DLC system has the capability to transport Bellcore and ITU-T standard voice and data interfaces over fiber optic T-1, E-1 and V.35 with plans to add broadband Internet interfaces including ISDN, BRI/PRI, xDSL, IP video and Frame Relay. This combination will result in the first true integrated V5.2 DLC fiber optics multiplexer. This technology solves a long time telco concern: how to reach the consumer market with high bandwidth capabilities, cost effectively.

     The Merger provided for PSI shareholders to receive 2,500,000 shares of common stock of the Company in exchange for all the outstanding shares of PSI. The Merger also provided that the Company's notes receivable from PSI aggregating [$ ] be forgiven.

ITEM 7. Appendices

    A)  Merger Agreement
    B)  Employment contract with John Shaunfield, Jr.
    C)  Employment contract with John Shaunfield, Sr.
    D)  Employment contract with Todd Grassi
    E)  Employment contract with Michael Pearson

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                     Vianet Technologies, Inc.
                                     (Registrant)


                                     /s/ Peter Leighton
                                     -----------------------------------
                                     By: Peter Leighton
                                         President & CEO


Dated: January 7, 2000

APPENDIX A


                                    AGREEMENT

                                       AND

                                 PLAN OF MERGER

                                  BY AND AMONG

                           VIANET TECHNOLOGIES, INC.,

                              VIANET ACCESS, INC.,

                            PSI COMMUNICATIONS, INC.,

                                   GNS, LTD.,

                              JOHN SHAUNFIELD, SR.,

                              JOHN SHAUNFIELD, JR.,

                                  TODD GRASSI,

                                    TEHAN OH,

                                 MICHAEL PEARSON

                                       AND

                                  PETER IANACE




                            Dated: December 30, 1999

                                TABLE OF CONTENTS

 1.      Definitions.....................................................................................1

 2.      Basic Transaction...............................................................................6
         (a)      The Merger.............................................................................6
         (b)      The Closing............................................................................6
         (c)      Actions at the Closing.................................................................6
         (d)      Effect of Merger.......................................................................7
         (e)      Procedure for Payment..................................................................8
         (f)      Closing of Transfer Records............................................................9
         (g)      Registration of, and Restrictions on, Vianet Shares....................................9
         (h)      Legend   10

 3.      Representations and Warranties of Principal Stockholders.......................................11
         (a)      Authorization of Transaction..........................................................11
         (b)      Noncontravention......................................................................11
         (c)      Brokers' Fees.........................................................................11
         (d)      Investment............................................................................11
         (e)      PSI Shares............................................................................12

 4.      Representations and Warranties Concerning PSI and Its Subsidiaries.............................12
         (a)      Organization, Qualification, and Corporate Power......................................12
         (b)      Capitalization........................................................................12
         (c)      Noncontravention......................................................................13
         (d)      Brokers' Fees.........................................................................13
         (e)       Title to Assets......................................................................13
         (f)      Intentionally Omitted.................................................................13
         (g)      Financial Statements..................................................................14
         (h)      Events Subsequent to Most Recent Fiscal Year End......................................14
         (i)      Undisclosed Liabilities...............................................................16
         (j)      Legal Compliance......................................................................16
         (k)      Tax Matters...........................................................................17
         (l)      Real Property.........................................................................18
         (m)      Intellectual Property.................................................................19
         (n)      Tangible Assets.......................................................................21
         (o)      Contracts.............................................................................22
         (p)      Notes and Accounts Receivable.........................................................23
         (q)      Powers of Attorney....................................................................23
         (r)      Insurance.............................................................................23
         (s)      Litigation............................................................................24

         (t)      Product Warranty......................................................................24
         (u)      Product Liability.....................................................................25
         (v)      Employee Benefits.....................................................................25
         (w)      Guaranties............................................................................25
         (x)      Environmental, Health, and Safety Matters.............................................25
         (y)      Certain Business Relationships with PSI and Its Subsidiaries..........................26
         (z)      Disclosure............................................................................26
 5.      Representations and Warranties of Vianet and Access............................................27
         (a)      Organization..........................................................................27
         (b)      Authorization of Transaction..........................................................27
         (c)      Noncontravention......................................................................27
         (d)      Brokers' Fees.........................................................................27

 6.      Representations and Warranties Concerning Vianet...............................................27
         (a)      Vianet Disclosures....................................................................28
         (b)      No Material Adverse Change............................................................28
         (c)      Vianet Shares.........................................................................28

 7.      Covenants......................................................................................28
         (a)      General  28
         (b)      Notices and Consents..................................................................28
         (c)      Special PSI Meeting...................................................................29
         (d)      Operation of Business.................................................................29
         (e)      Full Access...........................................................................30
         (f)      Notice of Developments................................................................30
         (g)      Exclusivity...........................................................................30
         (h)      Registration of Vianet Shares; Failure to Register Shares.............................30

 8.      Conditions to Obligation to Close..............................................................31
         (a)      Conditions to Obligation of Vianet and Access.........................................31
         (b)      Conditions to Obligation of PSI and the Principal Stockholders........................32

 9.      Survival and Indemnification...................................................................33
         (a)      Survival and Indemnification..........................................................33
         (b)      Indemnification.......................................................................33
         (c)      Matters Involving Third Parties.......................................................34
         (d)      Indemnification Payments..............................................................35
         (e)      Recovery from Escrowed Shares.........................................................35
         (f)      Other Indemnification Provisions......................................................35

10.      Termination....................................................................................35
         (a)      Termination of Agreement..............................................................35
         (b)      Effect of Termination.................................................................36

11.      Miscellaneous..................................................................................36
         (a)      Press Releases and Public Announcements...............................................36
         (b)      No Third Party Beneficiaries..........................................................36
         (c)      Entire Agreement......................................................................36
         (d)      Succession and Assignment.............................................................36
         (e)      Counterparts..........................................................................37
         (f)      Headings 37
         (g)      Notices  37
         (h)      Governing Law.........................................................................38
         (i)      Amendment.............................................................................38
         (j)      Extension; Waiver.....................................................................38
         (k)      Severability..........................................................................38
         (l)      Expenses 38
         (m)      Construction..........................................................................38
         (n)      Incorporation of Exhibits and Schedules...............................................39

                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER (the "Agreement") entered into on this 30th day of December, 1999 by and among VIANET TECHNOLOGIES, INC., a Nevada corporation ("Vianet"), VIANET ACCESS, INC., a Delaware corporation and a wholly owned subsidiary of Vianet ("Access"), PSI COMMUNICATIONS, INC., a Delaware corporation ("PSI "), GNS, LTD., a Texas limited partnership, by and through its corporate general partner, GNS I, Inc., a Texas corporation ("GNS"), JOHN SHAUNFIELD, SR. ("John, Sr."), JOHN SHAUNFIELD, JR.("John, Jr."), TODD GRASSI ("Todd"), TEHAN OH ("Tehan"), MICHAEL PEARSON ("Pearson") and PETER IANACE ("Ianace") (John, Sr., John, Jr., Todd , Tehan, Pearson and Ianace to be referred to hereinafter, collectively, as the "Principal Stockholders"). All references to PSI shall be deemed to include GNS, and all representations, warranties and covenants made by PSI shall be deemed also made on behalf of GNS, unless otherwise expressly stated. Vianet, Access, PSI, and the Principal Stockholders are referred to collectively herein as the "Parties".

                  WHEREAS, PSI is in the business of developing, licensing, marketing and selling fiber optic technology and products;

                  WHEREAS, the Parties desire to effect a tax-free reverse subsidiary merger of Access into PSI in a reorganization pursuant to Code
Section 368(a)(1)(A) and 368(a)(2)(E), as a result of which Vianet will own all of the issued and outstanding shares of PSI, and the stockholders of PSI will receive shares of Vianet in exchange for their PSI shares; and

                  WHEREAS, PSI and the Principal Stockholders previously granted an exclusive option to Vianet for Vianet to purchase 100% of the issued and outstanding stock of PSI on specified terms.

                  WHEREAS, the Boards of Directors of Vianet, Access and PSI have approved the Merger subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

         1.       Definitions.
                  -----------

         "Additional Payment" has the meaning set forth in Section 2(d)(vii) below.

         "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

         "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

         "Certificate of Merger" has the meaning set forth in Section 2(c) below.

         "Closing" has the meaning set forth in Section 2(b) below.

         "Closing Date" has the meaning set forth in Section 2(b) below.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Confidential Information" means any information concerning the businesses and affairs of PSI that is not already generally available to the public.

         "Controlled Group" has the meaning set forth in Code Section 1563.

         "Conversion Ratio" has the meaning set forth in Section 2(d)(v) below.

         "Delaware General Corporation Law" means the General Corporation Law of the State of Delaware, as amended.

         "Disclosure Schedule" has the meaning set forth in Section 4 below.

         "Effective Time" has the meaning set forth in Section 2(d)(i) below.

         "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multi employer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit or other retirement, bonus, or incentive plan or program.

         "Employment Agreements" has the meaning set forth in Section 8(a)(x).

         "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

         "Escrow Agent" has the meaning in Section 2(e)(i) below.

         "Escrow Agreement" has the meaning in Section 2(e)(i) below.

         "Escrowed Shares" has the meaning set forth in Section 2(e)(i) below.

         "Exchange Agent" has the meaning set forth in Section 2(e)(i) below.

         "Financial Statement" has the meaning set forth in Section 4(f) below.

         "Indemnifying Party" has the meaning set forth in Section 9(c) below.

         "Indemnified Persons" has the meaning set forth in Section 9(b) below.

         "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

         "IRS" means the Internal Revenue Service.

         "Knowledge" means actual knowledge after reasonable investigation.

         "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

         "Merger" has the meaning set forth in Section 2(a) below.

         "Merger Consideration" has the meaning set forth in Section 2(d)(v).

         "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

         "Most Recent Financial Statements" has the meaning set forth in Section 4(f) below.

         "Most Recent Fiscal Month End" has the meaning set forth in Section 4(f) below.

         "Most Recent Fiscal Year End" has the meaning set forth in Section 4(f) below.

         "Option" means the exclusive option granted by PSI to Vianet for Vianet to purchase 100% of the equity of PSI on the terms specified in the Letter of Intent dated July 14, 1999.

         "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Principal Stockholder" has the meaning set forth in the preface above.

         "PSI" has the meaning set forth in the preface above.

                  "PSI Share" means any share of the Common Stock, $.01 par value per share, of PSI issued and outstanding as of the Effective Time.

         "PSI Stockholder" means any Person who or which holds any PSI Shares.

         "Requisite PSI Stockholder Approval" means the affirmative vote of the holders of sixty-six and 2/3 percent (66 2/3%) of PSI Shares in favor of this Agreement and the Merger.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

         "Special PSI Meeting" has the meaning set forth in Section 7(c) below.

         "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "Surviving Corporation" has the meaning set forth in Section 2(a) below.

         "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "Third Party Claim" has the meaning set forth in Section 9(c) below.

         "Vianet" has the meaning set forth in the preface above.

         "Vianet Share" means any share of Class A Common Stock, $.001 par value per share, of Vianet issued to one or more of the Principal Stockholders pursuant to this Agreement.

         2.       Basic Transaction.

                  (a) The Merger. On and subject to the terms and conditions of this Agreement, Access will merge with and into PSI (the "Merger") at the Effective Time. PSI shall be the corporation surviving the Merger (the "Surviving Corporation"). As of the Effective Time, PSI shall become a wholly owned subsidiary of Vianet.

                  (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Bellinger & DeWolf, LLP, commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

                  (c) Actions at the Closing. At the Closing, (i) PSI will deliver to Vianet and Access the various certificates, instruments, and documents referred to in Section 8(a) below, (ii) Vianet and Access will deliver to PSI the various certificates, instruments, and documents referred to in
Section 8(b) below, (iii) PSI and Access will file with the Secretary of State of the State of Delaware a Certificate of Merger in the form attached hereto as Exhibit A (the "Certificate of Merger"), and (iv) Vianet will deliver to the Exchange Agent in the manner provided below in this Section 2 the certificates evidencing the Vianet Shares issued in the Merger.

                  (d)      Effect of Merger.

                           (i)      General.  The Merger shall become effective
at the time (the "Effective Time") PSI and Access file and record the Certificate of Merger with the Secretary of State of the State of Delaware. The Merger shall have the effect set forth in the applicable provisions of the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either PSI or Access in order to carry out and effectuate the transactions contemplated by this Agreement.

                           (ii)     Certificate of Incorporation.  The
Certificate of Incorporation of the Surviving Corporation shall be amended and restated at and as of the Effective Time to read as did the Certificate of Incorporation of Access immediately prior to the Effective Time. The name of the Surviving Corporation shall be amended and changed to Vianet Access, Inc.

                           (iii)    Bylaws.  The Bylaws of the  Surviving
Corporation shall be amended and restated at and as of the Effective Time to read as did the Bylaws of Access immediately prior to the Effective Time.

                           (iv)     Directors  and  Officers.  The  directors
and officers of Access shall become the directors and officers of the Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office); provided, however, that John, Sr. shall be elected to serve as a director of the Surviving Corporation as of the Effective Time.

                           (v)      Conversion  of PSI Shares.  At and as of the
Effective Time, by virtue of the Merger and without any action on the part of any party hereto or any holder of PSI Shares or representative of Vianet or Access, (A) each PSI Share (other than any Dissenting Share) shall be converted into the right to receive 24 Vianet Shares (the "Merger Consideration") (the ratio of 24 Vianet Shares to one PSI Share is referred to herein as the "Conversion Ratio") (B) all PSI Shares shall no longer be outstanding or issuable and shall be cancelled and retired and shall cease to exist, and each holder thereof shall thereafter cease to have any rights with respect to such PSI Shares, and (C) each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Delaware General Corporation Law, provided, however, that the Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of PSI Shares outstanding. No PSI Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(d)(v) after the Effective Time.

                           (vi)     Conversion  of  Capital  Stock of Access.
At and as of the Effective Time, each share of Common Stock, $.001 par value per share, of Access shall be converted into one share of Common Stock, $.01 par value per share, of PSI .

                           (vii)    Additional Payment:  At the Closing, Vianet
shall deliver to the Principal Stockholders payment, by way of cash or certified checks, in the aggregate amount of Three Hundred Thousand and No/100 Dollars ($300,000.00) to be paid to PSI shareholders in proportion to the shareholder loans, expenses and other consideration owed to such persons in amounts delivered to Vianet prior to the Closing; provided, however, that each such shareholder and employee who receives funds under this section shall execute and deliver a full release to Vianet of all claims on account of or arising from any such amounts.

                           (viii)   Other  Effects of the Merger.  The Merger
shall have the effects set forth in the Delaware General Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at the

Effective Time, all the properties, rights, privileges, powers and franchises of PSI and Access shall vest in the Surviving Corporation, and all debts, liabilities and duties of PSI and Access shall become the debts, liabilities and duties of the Surviving Corporation.

                  (e)      Procedure for Payment.

                           (i) Immediately  after the  Effective  Time,
(A) Vianet will, on behalf of, and for the benefit of Access, furnish to Continental Stock Transfer & Trust Company (the "Exchange Agent") a stock certificate (issued in the name of the Exchange Agent or its nominee) representing one half of that number of Vianet Shares equal to the product of
(I) the Conversion Ratio times (II) the number of outstanding PSI Shares (the "Initial Shares") and (B) Vianet will cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) in the form attached hereto as Exhibit B to each record holder of outstanding PSI Shares for the holder to use in surrendering the certificates which represented his or its PSI Shares in exchange for a certificate representing the number of Vianet Shares to which he or it is entitled. Notwithstanding anything herein to the contrary, the balance of the Merger Consideration (approximately1,250,000 Vianet Shares) to which the Principal Stockholders would otherwise be entitled shall be deposited into escrow (the "Escrowed Shares") with Gino Cischke, attorney at law, as escrow agent (the "Escrow Agent") pursuant to the terms of an escrow agreement (the "Escrow Agreement" to secure the indemnification obligations of the Principal Stockholders pursuant to Section 9, post-closing adjustments pursuant to Section 2(i) or other obligations of PSI and/or the Principal Stockholders under this Agreement. Any assertion by Vianet that it is entitled to receive any of the Escrowed Shares on account of any of PSI's or the Principal Stockholders' obligations hereunder shall be referred to herein as a "Claim".

                           (ii)     Release of Escrowed  Shares.  Subject to
Vianet's rights under the Escrow Agreement, the Escrowed Shares shall be released as follows:

                                    a. On  the  nine  (9)  month  anniversary of
the Closing Date, Vianet and the Principal Stockholders will cause to be sent to the Escrow Agent a Mutual Direction (as defined and in the form prescribed in the Escrow Agreement), directing the Escrow Agent to release fifty percent (50%) of the Escrowed Shares (approximately 625,000 shares, subject to reduction for any Claims as provided in the Escrow Agreement) with appropriate instructions to the Exchange Agent to have such released shares issued to the Principal Stockholders.

                                    b. On the  eighteen  (18) month  anniversary
of the Closing Date, Vianet and the Principal Stockholders will cause to be sent to the Escrow Agent a Mutual Direction directing the Escrow Agent to release thirty percent (30%) of the Escrowed Shares (approximately 375,000 shares, subject to reduction for any Claims as provided in the Escrow Agreement) with appropriate instructions to the Exchange Agent to have such released shares issued to the Principal Stockholders.

                                    c. On the two (2) year  anniversary of the
Closing Date, Vianet and the Principal Stockholders will cause to be sent to the Escrow Agent a Mutual Direction directing the Escrow Agent to release the balance, if any, of the Escrowed Shares with appropriate instructions to the Exchange Agent to have any such released shares issued to the Principal Stockholders.

Notwithstanding any other provision of this Agreement, if, on or before the two
(2) year anniversary of the Closing, PSI or any of the Principal Stockholders provide documented evidence that is acceptable in the reasonable judgment of Vianet, that Intelect Communications, Inc. (or its successors or assigns, if applicable) has waived any potential claims against PSI as disclosed to Vianet prior to the Closing, all but 500,000 of the Escrowed Shares promptly shall be released to the Principal Stockholders.

                           (iii) Vianet will not pay any dividend or make any
distribution on Vianet Shares (with a record date at or after the Effective
Time) to any record holder of outstanding PSI Shares until the holder surrenders for exchange his or its certificates which represented PSI Shares. Vianet instead will pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. Vianet may cause the Exchange Agent to invest any cash the Exchange Agent receives from Vianet as a dividend or distribution in one or more of the permitted investments set forth on Exhibit C attached hereto; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding PSI Shares as necessary. Vianet may cause the Exchange Agent to pay over to Vianet any net earnings with respect to the investments. In no event, however, will any holder of outstanding PSI Shares be entitled to any interest or earnings on the dividend or distribution pending receipt.

                           (iv) Vianet may cause the Exchange  Agent to return
any Vianet Shares and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding PSI Shares shall be entitled to look to Vianet (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to Vianet Shares and dividends and distributions thereon to which he or it is entitled upon surrender of his or its certificates.

                           (v) Vianet  shall pay all  charges and  expenses of
the Exchange Agent and shall indemnify and hold harmless PSI and the Principal Stockholders for such charges and expenses.

                  (f) Closing of Transfer Records. After the close of business on the Closing Date, transfers of PSI Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

                  (g) Registration of, and Restrictions on, Vianet Shares. The Vianet Shares issued and issuable in exchange for the PSI Shares shall be subject to the following conditions and restrictions:

                           (i) Initial Shares.  Within one hundred and eighty
(180) days after the Closing Date, Vianet will make best efforts to file with the SEC a registration statement covering the Initial Shares issued and issuable in exchange for the PSI Shares; provided, however, that no Vianet Shares may be traded prior to the nine (9) month anniversary of the Closing Date.

                           (ii) Escrowed  Shares.  Vianet will be obligated to
have filed with the SEC a registration statement with respect to all Escrowed Shares issued to the Principal Shareholders as set forth in Section 2(e)(ii) so that all such shares will be registered and freely trading on the two (2) year anniversary of the Closing Date; provided, however, that no Escrowed Shares may be traded prior to the two (2) year anniversary of the Closing Date.

                  (h) Legend. All certificates evidencing Vianet Shares restricted by this Agreement shall bear a legend indicating the existence of the restrictions imposed hereby and a stop transfer order may be placed with respect to such securities. The legend referred to in the preceding sentence shall be substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER TERMS OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF DECEMBER 30, 1999 BY AND AMONG VIANET TECHNOLOGIES, INC., VIANET ACCESS, INC., PSI COMMUNICATIONS, INC. ("PSI ") AND CERTAIN SHAREHOLDERS OF PSI AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF VIANET TECHNOLOGIES, INC. AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

The holder of record of each certificate evidencing Vianet Shares shall have the right to have such legend removed from all certificates evidencing Vianet Shares on a pro rata basis as each Lock-Up period lapses and, in any event, upon written request made at any time following the twenty-four (24) month anniversary of the Closing Date.

         (i) Post closing Adjustment. Vianet shall, within one hundred and twenty (120) days after the Closing, deliver to the Principal Stockholders a balance sheet of PSI as of the Closing Date audited by Edward Isaacs & Co., Inc. (the "Audited Balance Sheet"). If the Net Worth of PSI as set forth on the Audited Balance Sheet is less than the Net Worth of PSI as set forth on the Most Recent Fiscal Month End Balance Sheet (the "Deficit") by an amount greater than ten thousand dollars ($10,000) the Merger Consideration shall be reduced by the amount of the Deficit. For purposes of this section 2(h), "Net Worth" shall mean assets less liabilities. The Principal Stockholders shall have thirty (30) days after receipt by the Principal Stockholders of the Audited Balance Sheet to deliver to Vianet a written objection to the Audited Balance Sheet (the "Objection"). The Objection must specify in reasonable detail the basis for objecting to the Audited Balance Sheet. If the Objection is delivered in a timely manner, Vianet and the Principal Stockholders shall then have thirty (30) days to negotiate in good faith to resolve any dispute. If the dispute is not resolved by Vianet and the Principal Stockholders within such thirty (30) day period, Vianet and the Principal Stockholders shall jointly retain one of the Big Five certified accounting public firms (the "Accountants") mutually agreed upon by Vianet and the Principal Stockholders to resolve the dispute. The determination of the Accountants shall be final and binding upon the parties. The fees and expenses of the Accountants shall be shared equally by Vianet and the Principal Stockholders. In order to effect the reduction in the Merger Consideration, at closing, one half of the Vianet Shares to which each Principal Stockholder would otherwise be entitled shall be deposited into escrow with the Escrow Agent pursuant to the terms of the Escrow Agreement (the "Escrowed Shares"). For the purposes of this section 2(h), the value of each Vianet Share shall be calculated by reference to the then trailing five day average closing price of Vianet common stock. If there is a Deficit based upon the Audited Balance Sheet, agreement of the parties, or the determination of the Accountants, within thirty (30) days after receipt by the Principal Stockholders of the Audited Balance Sheet, agreement of the parties, or binding determination of the Accountants, as the case may be, the Escrow Agent shall be instructed by Vianet and the Principal Stockholders to deliver the number of Escrowed Shares equal in value to the Deficit to the Exchange Agent with instructions to register and deliver such shares to Vianet.

                  3. Representations and Warranties of Principal Stockholders.

                  Each of the Principal Stockholders represents and warrants to Vianet that the statements contained in this Section 3 are correct and complete, with respect to himself, as of the date of this Agreement and will be correct and complete, with respect to himself, as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

                                    (a) Authorization  of  Transaction.  The
Principal Stockholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Principal Stockholder enforceable in accordance with its terms and conditions. The Principal Stockholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                                    (b) Noncontravention.  Neither the execution
and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will to such Principal Shareholder's Knowledge, (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Principal Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Principal Stockholder is a party or by which he is bound or to which any of his assets is subject.

                                    (c) Brokers'  Fees.  The Principal
Stockholder has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Vianet could become liable or obligated.

                                    (d) Investment.  The  Principal Stockholder
(A) understands that the Vianet Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Vianet Shares solely for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning Vianet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Vianet Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Vianet Shares.

                                    (e) PSI Shares.  The Principal Stockholder
holds of record and owns beneficially the number of PSI Shares set forth next to his name in Section 4(b) of the Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Principal Stockholder is not a party to any option, warrant, purchase right, pledge or other contract or commitment that could require the Principal Stockholder to sell, transfer, or otherwise dispose of any capital stock of PSI (other than this Agreement). The Principal Stockholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of PSI .

                  4. Representations and Warranties Concerning PSI and Its Subsidiaries.

                  The Principal Stockholders and PSI , jointly and severally, represent and warrant to Vianet that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 4), except as set forth in the disclosure schedule delivered by the Principal Stockholders to Vianet on the date hereof and initialed by the Parties (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail, in the reasonable judgment of Vianet.

                  (a) Organization, Qualification, and Corporate Power. PSI is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, the jurisdiction of its incorporation. PSI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. PSI has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. Section 4(a) of the Disclosure Schedule lists the directors and officers of PSI. PSI has delivered to Vianet correct and complete copies of the certificate of incorporation and bylaws of PSI (as amended to date). The minute books (containing the records of meetings of the stockholders and the board of directors), the stock certificate books, and the stock record books of PSI are correct and complete and true and complete copies have been delivered to Vianet. PSI is not in default under or in violation of any provision of its certificate of incorporation or bylaws.

                  (b) Capitalization. The entire authorized capital stock of PSI consists of 1,000,000 PSI shares, of which 104,200 PSI shares are or will be issued and outstanding and no PSI shares are held in treasury. All of the issued and outstanding PSI shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the stockholders as set forth in Section 4(b) of the Disclosure Schedule. Except as set forth and described in
Section 4(b) of the Disclosure Schedule (i) there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, convertible debentures, stock options or other contracts or commitments that could require PSI to issue, sell, or otherwise cause to become outstanding any of its capital stock, (ii) there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to PSI , and (iii) there are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of PSI .

                  (c) Noncontravention. Except as set forth in Section 4(c) to the Disclosure Schedule neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will, to such Principal Stockholders' Knowledge, (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which PSI is subject or any provision of the charter or bylaws of PSI or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice, consent, or approval under any agreement, contract, lease, license, instrument, or other arrangement to which PSI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). PSI needs to give no notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

                  (d) Brokers. Except for the fee payable to Ianace pursuant to the agreement dated July _, 1999 by and between PSI and Ianace, PSI has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                  (e) Title to Assets. PSI has marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

                  (f) Financial Statements. Attached hereto as Exhibit D are the following financial statements (collectively the "Financial Statements"): (i) unaudited consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 1998 (the "Most Recent Fiscal Year End") for PSI and GNS; and (ii) unaudited consolidated and consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the nine (9) months ended September 30, 1999 (the "Most Recent Fiscal Month End") for PSI and GNS. The Financial Statements (including the notes thereto) have been prepared in accordance with normal and customary accounting principles applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of PSI as of such dates and the results of operations of PSI for such periods, are correct and complete, and are consistent with the books and records of PSI (which books and records are correct and complete); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

                  (g) Events Subsequent to Most Recent Fiscal Year End. Except as set forth in Section 4(g) of the Disclosure Schedule, since the Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of PSI. Without limiting the generality of the foregoing, since that date, except as set forth in Section 4(g) of the Disclosure Schedule:

                           (i) PSI has not sold, leased, transferred, or
assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

                           (ii) PSI has not  entered  into any  agreement,
contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $25,000 or outside the Ordinary Course of Business;

                           (iii) no party (including any of PSI) has
accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $25,000 to which PSI is a party or by which it is bound;

                           (iv) PSI has not imposed any Security Interest upon
any of its assets, tangible or intangible;

                           (v) PSI has not made any capital expenditure (or
series of related capital expenditures) either involving more than $25,000 or outside the Ordinary Course of Business;

                           (vi) PSI has not made any capital investment in, any
loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $25,000 or outside the Ordinary Course of Business;

                           (vii) PSI has not issued any note,  bond, or other
debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $10,000.00;

                           (viii) PSI has not delayed or postponed the payment
of accounts payable and other Liabilities outside the Ordinary Course of Business;

                           (ix) PSI has not cancelled, compromised, waived, or
released any right or claim (or series of related rights and claims) either involving more than $5,000 or outside the Ordinary Course of Business;

                           (x) PSI has not granted any license or sublicense of
any rights under or with respect to any Intellectual Property;

                           (xi) there has been no change made or authorized in
the certificate of incorporation or bylaws of PSI;

                           (xii) PSI has not issued, sold, or otherwise disposed
of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, other than to Ianace in anticipating of the transaction contemplated by this Agreement;

                           (xiii) PSI has not declared, set aside, or paid any
dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

                           (xiv) PSI has not experienced any damage,
destruction, or loss (whether or not covered by insurance) to its property;

                           (xv) PSI has not made any loan to, or entered into
any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

                           (xvi) Other than as already identified, PSI has not
entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

                           (xvii) PSI has not granted any increase in the base
compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

                           (xviii) PSI has not adopted, amended, modified, or
terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit
Plan);

                           (xix) PSI has not made any other change in employment
terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

                           (xx) PSI has not made or pledged to make any
charitable or other capital contribution outside the Ordinary Course of Business;

                           (xxi) there has not been any other material
occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving PSI; and

                           (xxii) PSI has not committed to any of the foregoing.

                  (h) Undisclosed Liabilities. Except as set forth in Section 4(h) of the Disclosure Schedule , PSI has no Liability (and to each Principal Stockholder's Knowledge, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

                  (i) Legal Compliance. To each Principal Stockholder's Knowledge, PSI has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure to comply.

                  (j) Tax Matters

                           (i) PSI has filed all Tax Returns that it was
required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by PSI (whether or not shown on any Tax Return) have been paid. PSI currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where PSI does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of PSI that arose in connection with any failure (or alleged failure) to pay any Tax.

                           (ii) PSI has withheld and paid all Taxes required to
have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                           (iii) No Principal Stockholders or director or
officer (or employee responsible for Tax matters) of PSI expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of PSI either
(A) claimed or raised by any authority in writing or (B) as to which any of the Principal Stockholders and the directors and officers (and employees responsible for Tax matters) of PSI has Knowledge based upon personal contact with any agent of such authority. Section 4(j) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to PSI for taxable periods ended on or after December 31, 1998, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Principal Stockholders have delivered to Vianet correct and complete copies of all PSI and GNS federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of PSI and/or GNS since January, 1998.

                           (iv) PSI has not waived any statute of limitations in
respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                           (v) PSI has not filed a consent under Code Section
341(f) concerning collapsible corporations. PSI has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G. PSI has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii). PSI is not a party to any Tax allocation or sharing agreement. PSI (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was PSI ) or (B) has any Liability for the Taxes of any Person (other than PSI) under Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                           (vi) Section 4(j) of the Disclosure Schedule sets
forth the following information with respect to PSI as of the most recent practicable date: (A) the basis of PSI in its assets; and (B) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to PSI;

                           (vii) The unpaid Taxes of PSI (A) did not, as of the
Most Recent Fiscal Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of PSI in filing its Tax Returns.

                  (k)      Real Property.

                           (i) PSI does not own any real property.

                           (ii) Section 4(k)(ii) of the Disclosure Schedule
lists and describes briefly all real property leased or subleased to PSI. PSI has delivered to the Vianet correct and complete copies of the leases and subleases listed in Section 4(k)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in Section 4(k)(ii) of the Disclosure Schedule:

                           (A) the lease or sublease is legal, valid, binding,
enforceable, and in full force and effect;

                           (B) the lease or sublease will continue to be legal,
valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                           (C) no party to the lease or sublease is in breach or
default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                           (D) no party to the lease or sublease has repudiated
any provision thereof;

                           (E) there are no disputes, oral agreements, or
forbearance programs in effect as to the lease or sublease;

                           (F) with respect to each sublease, the
representations and warranties set forth in subsection s (A) through (E) above are true and correct with respect to the underlying lease;

                           (G) PSI has not assigned, transferred, conveyed,
mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                           (H) all facilities leased or subleased thereunder
have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations; and

                           (I) all facilities leased or subleased thereunder are
supplied with utilities and other services necessary for the operation of said facilities.

                  (l)      Intellectual Property

                           (i) PSI owns or has the right to use pursuant to
license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the businesses of PSI as presently conducted and as presently proposed to be conducted. Each item of Intellectual Property owned or used by PSI immediately prior to the Closing hereunder will be owned or available for use by PSI on identical terms and conditions immediately subsequent to the Closing hereunder. PSI has taken all necessary and desirable action to maintain and protect each item of Intellectual Property that it owns or uses.

                           (ii) To the Principal Stockholders' Knowledge, PSI
has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Principal Stockholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of PSI has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of PSI must license or refrain from using any Intellectual Property rights of any third party), except as previously disclosed to Vianet. To the Knowledge of any of the Principal Stockholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of PSI , no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of PSI.

                           (iii) Section 4(l)(iii) of the Disclosure Schedule
identifies each patent or registration (including, without limitation, each trademark or service mark registration), which has been issued to PSI with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which PSI has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which PSI has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Principal Stockholders have delivered to Vianet correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date), if any and have made available to Vianet correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Section 4(l)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by PSI in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in Section 4(l)(iii) of the Disclosure
Schedule:

                           (A) PSI possesses all right, title, and interest in
and to the item, free and clear of any Security Interest, license, or other restriction;

                           (B) the item is not subject to any outstanding
injunction, judgment, order, decree, ruling, or charge;

                           (C) no action, suit, proceeding, hearing,
investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of any of the Principal Stockholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of PSI, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                           (D) PSI has not ever agreed to indemnify any Person
for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                           (iv) Section 4(l)(iv) of the Disclosure Schedule
identifies each item of Intellectual Property that any third party owns and that PSI uses pursuant to license, sublicense, agreement, or permission. The Principal Stockholders have delivered to Vianet correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section 4(l)(iv) of the Disclosure Schedule:

                           (A) the license, sublicense, agreement, or permission
covering the item is legal, valid, binding, enforceable, and in full force and effect;

                           (B) the license, sublicense, agreement, or permission
will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                           (C) no party to the license, sublicense, agreement,
or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                           (D) no party to the license, sublicense, agreement,
or permission has repudiated any provision thereof;

                           (E) with respect to each sublicense, the
representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

                           (F) the underlying item of Intellectual Property is
not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                           (G) no action, suit, proceeding, hearing,
investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of any of the Principal Stockholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of PSI, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                           (H) PSI has not granted any sublicense or similar
right with respect to the license, sublicense, agreement, or permission.

                           (v) To the Knowledge of PSI and the Principal
Stockholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of PSI, none of PSI will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

                           (vi) Neither PSI nor the Principal Stockholders nor
any director and officer (or employee with responsibility for Intellectual Property matters) of PSI has any Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of any of PSI.

                           (m) Tangible Assets. PSI owns or leases all
buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

                           (n) Contracts. Section 4(n) of the Disclosure
Schedule lists the following contracts and other agreements to which PSI is a party:

                           (i) any agreement (or group of related agreements)
for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

                           (ii) any agreement (or group of related agreements)
for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to PSI, or involve consideration in excess of $10,000;

                           (iii) any agreement concerning a partnership or joint
venture including, without limitation, GNS;

                           (iv) any agreement (or group of related agreements)
under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $10,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                           (v) any agreement concerning confidentiality or
noncompetition;

                           (vi) any agreement with any of the Principal
Stockholders and their respective family members;

                           (vii) any profit sharing, stock option, stock
purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                           (viii) any collective bargaining agreement;

                           (ix) any agreement for the employment of any
individual on a full-time, part-time, consulting, or other basis or providing severance benefits;

                           (x) any agreement under which it has advanced or
loaned any amount to any of its directors, officers, and employees;

                           (xi) any agreement not covered by clauses (i) through
(x) under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of PSI; or

                           (xii) any other agreement (or group of related
agreements) the performance of which involves consideration in excess of $10,000.

The Principal Stockholders have delivered to Vianet a correct and complete copy of each written agreement listed in Section 4(n) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 4(n) of the Disclosure Schedule. With respect to each such agreement: to the best knowledge of the Principal Stockholders, (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

                  (o) Notes and Accounts Receivable. All notes and accounts receivable of PSI are reflected properly on their books and records, are valid receivables subject to no set offs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of PSI.

                           (p) Powers of Attorney. There are no outstanding
powers of attorney executed on behalf of any of PSI.

                           (q) Insurance. Section 4(q) of the Disclosure
Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which PSI has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past 10 years:

                           (i) the name, address, and telephone number of the
agent;

                           (ii) the name of the insurer, the name of the
policyholder, and the name of each covered insured;

                           (iii) the policy number and the period of coverage;

                           (iv) the scope (including an indication of whether
the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                           (v) a description of any retroactive premium
adjustments or other loss-sharing arrangements.

With respect to each such insurance policy, to the Knowledge of the Principal
Stockholders: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither PSI nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. Section 4(q) of the Disclosure Schedule describes any self-insurance arrangements affecting PSI.

                  (r) Litigation. Section 4(r) of the Disclosure Schedule sets forth each instance in which PSI (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Knowledge of any of the Principal Stockholders and the directors and officers (and employees with responsibility for litigation matters) of PSI, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in
Section 4(r) of the Disclosure Schedule could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of PSI. None of the Principal Stockholders and the directors and officers (and employees with responsibility for litigation matters) of PSI has any reason to believe that any such action, suit, proceeding, hearing, or investigation will be brought against PSI.

                  (s) Product Warranty. Each product manufactured, sold, leased, or delivered by PSI has been in conformity with all applicable contractual commitments and all express and implied warranties, and PSI has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of PSI. No product manufactured, sold, leased, or delivered by any of PSI is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. Section 4(s) of the Disclosure Schedule includes copies of the standard terms and conditions of sale or lease for PSI (containing applicable guaranty, warranty, and indemnity provisions).

                  (t) Product Liability. To the Knowledge of the Principal Stockholders, PSI has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by PSI.

                  (u) Employee Benefits. PSI maintains no Employee Benefit Plans other than a group health insurance plan to which its employees may be eligible to participate.

                  (v) Guaranties. PSI is not a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

                  (w) Environmental, Health, and Safety Matters.

                           (i) To the Knowledge of the Principal Stockholders,
PSI and its predecessors each has complied and is in compliance with all Environmental, Health, and Safety Requirements.

                           (ii) Without limiting the generality of the
foregoing, PSI has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its business; a list of all such permits, licenses and other authorizations is set forth on Section 4(w) of the Disclosure Schedule.

                           (iii) Neither PSI nor its predecessors has received
any written or oral notice, report or other information regarding any actual or alleged violation of Environmental, Health, and Safety Requirements, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements.

                           (iv) To the Knowledge of PSI and the Principal
Stockholders and the directors and officers (and employees with responsibility for such matters) of PSI, none of the following exists at any property or facility leased by PSI: (1) underground storage tanks, (2) asbestos-containing material in any form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments, or disposal areas.

                           (v) Neither PSI nor its predecessors has treated,
stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to liabilities, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response,

Compensation and Liability Act of 1980, as amended ("CERCLA"), the Solid Waste Disposal Act, as amended ("SWDA") or any other Environmental, Health, and Safety Requirements.

                           (vi) Neither this Agreement nor the consummation of
the transaction that is the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health, and Safety Requirements.

                           (vii) Neither PSI nor any of its predecessors has,
either expressly or by operation of law, assumed or undertaken any liability, including without limitation any obligation for corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements.

                           (viii) No facts, events or conditions relating to the
past or present facilities, properties or operations of PSI or any of its predecessors will prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including without limitation any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

                  (x) Certain Business Relationships with PSI. Except as disclosed on Section 4(x) of the Disclosure Schedule, none of the Principal Stockholders has been involved in any business arrangement or relationship with PSI within the past 12 months, and none of the Principal Stockholders owns any asset, tangible or intangible, which is used in the business of any of PSI and its Subsidiaries.

                  (y) Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

                  (z) Year 2000 Compliance. All Date Data and Date-Sensitive Systems are Year 2000 Compliant. "Date Data" means any data of any type that includes date information or which is otherwise derived from, dependent on or related to date information." Date-Sensitive System" means any software, microcode or hardware system or component, including any electronic or electronically controlled system or component, that processes any Date Data and that is installed, in development or on order by PSI for the internal use of PSI or that PSI sells, leases, licenses, assigns or otherwise provides, or the provision or operation of which PSI provides the benefit to its customers, vendors, suppliers, affiliates or any other third party. "Year 2000 Compliant" means (i) with respect to Date Data, that such data is in proper format and accurate for all dates in the twentieth and twenty- first centuries, and (ii) with respect to Date-Sensitive systems, that each such system accurately processes all Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including but not limited to calculating, comparing, sequencing, storing and displaying such Date Data ( including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware. PSI has obtained written representations or assurances from each entity that (x) provides Date Data to PSI, (y) processes Date Data for PSI in a way that is dependent on Year 2000 Compliant Date Data or a Year 2000 Compliant Date-Sensitive Systems, that all of such entity's Data and Date-Sensitive Systems that are used for, or on behalf of, PSI are Year 2000 Compliant.

         5. Representations and Warranties of Vianet and Access. Each of Vianet and Access represents and warrants to PSI that the statements contained in this
Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 5).

                  (a) Organization. Each of Vianet and Access is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) Authorization of Transaction. Each of Vianet and Access has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of Vianet and Access, enforceable in accordance with its terms and conditions.

                  (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either Vianet or Access is subject or any provision of the charter or bylaws of either Vianet or Access, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which either Vianet or Access is a party or by which it is bound or to which any of its assets is subject. Other than in connection with the provisions of the Nevada Corporation Law, Delaware General

Corporation Law, the Securities Exchange Act, the Securities Act, the Trust Indenture Act, and the state securities laws, neither Vianet nor Access needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

                  (d) Brokers' Fees. Neither Vianet nor Access has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which PSI could become liable or obligated, and Vianet and Access hereby indemnify and hold harmless PSI and the Principal Stockholders from any such liability.

         6. Representations and Warranties Concerning Vianet.

                  Vianet represents and warrants to PSI that the statements contained in this Section 6 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 6).

                  (a) Vianet Disclosures. Vianet has delivered to PSI copies of the following:

                           (i) Form 10-Q for the quarterly period ending March
31, 1999, filed with the SEC on May 17, 1999;

                           (ii) Form 10-Q for the quarterly period ending June
30, 1999, filed with the SEC on August 20, 1999

                           (iii) Form 10-Q for the quarterly period ending
September 30, 1999, filed with the SEC on November 19, 1999

                           (iv) Form 8-K of Radar Resources, Inc. (the
predecessor of Vianet) filed with the SEC on May 11, 1999;

                           (v) Form 8-K of Radar Resources, Inc. filed with the
SEC on March 22, 1999; and

                           (vi) Form 10-K of Radar Resources, Inc. for the year
ending December 31, 1998.

                  (b) No Material Adverse Change. There has not been, since November 19, 1999, any material adverse change in the financial position of Vianet.

                  (c) Vianet Shares. The Vianet Shares (i) have been duly authorized, and (ii) upon issuance, delivery and payment therefor in the manner described herein, will be validly issued, fully paid and nonassesssable.

         7. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

                  (a) General. Each of the Parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 8 below).

                  (b) Notices and Consents. PSI will give any notices to third parties, and will use its best efforts to obtain any third party consents, that Vianet may request in connection with the matters referred to in Section 4(c) above.

                  (c) Special PSI Meeting. PSI will call a special meeting of its stockholders (the "Special PSI Meeting") as soon as reasonably practicable in order that the stockholders may vote upon the adoption of this Agreement and the approval of the Merger in accordance with the terms of the Option and in accordance with Delaware General Corporation Law. The notice to PSI Stockholders of the Special PSI Meeting, and/or proxy materials, if any, will contain the affirmative recommendation of the board of directors of PSI in favor of the adoption of this Agreement and the approval of the Merger. Each of the Principal Stockholders covenants and agrees to vote all of his PSI Shares to approve the Merger.

                  (d) Operation of Business. PSI will continue to conduct its business in the Ordinary Cause of Business and will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

                           (i) PSI will not authorize or effect any change in
its charter or bylaws, except as required by this Agreement;

                           (ii) PSI will not grant any options, warrants, or
other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding) and except for the existing arrangement with Iance;

                           (iii) PSI will not declare, set aside, or pay any
dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;

                           (iv) PSI will not issue any note, bond, or other debt
security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation;

                           (v) PSI will not impose any Security Interest upon
any of its assets;

                           (vi) PSI will not make any capital investment in,
make any loan to, or acquire the securities or assets of any other Person;

                           (vii) PSI will not make any change in employment
terms for any of its directors, officers, and employees; and

                           (viii) PSI will not commit to any of the foregoing.

                  (e) Full Access. PSI will permit representatives of Vianet to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of PSI, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to PSI . Vianet will treat and hold as such any Confidential Information it receives from PSI in the course of the reviews contemplated by this Section 7(e), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to PSI all tangible embodiments (and all copies) thereof which are in its possession.

                  (f) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3, 4, 5 or 6 above. No disclosure by any Party pursuant to this Section 7(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

                  (g) Exclusivity. PSI and the Principal Stockholders will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of PSI (including any acquisition structured as a merger, consolidation, or share exchange). PSI shall notify Vianet immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

                  (h) Registration of Vianet Shares; Failure to Register Shares; Option of Principal Shareholders. Vianet will be obligated to file with the SEC a Registration Statement covering the Vianet Shares issued and issuable to the Principal Stockholders as set forth in Section 2(g) hereof. In this regard, Vianet and Access agree and acknowledge that, but for the agreement by Vianet to register the Vianet Shares, PSI and the Principal Stockholders would not enter into this Agreement. Accordingly, in the event that Vianet fails, for any reason, whether intentional or unintentional, to register the Vianet Shares within said ninety (90) days of the date on which any such shares are due to be registered hereunder, Vianet expressly recognizes and acknowledges that irreparable injury will result to the Principal Stockholders and PSI as a result of Vianet's failure to register the Vianet Shares, and that specific damages will be difficult if not impossible to ascertain. Accordingly, as a form of liquidated damages (the "Liquidated Damages"), and not to be construed as punitive measure, Vianet, PSI and the Principal Stockholders have agreed that, should Vianet fail to register the Vianet Shares in accordance with the terms of
Section 2(g), as incorporated in this Section 7(h), the Principal Stockholders shall be entitled to Liquidated Damages in an amount calculated, as determined by reference to the average closing price of Vianet Stock for the month immediately preceding the month for which such liquidated damages are due: (i) one percent (1%) per month of the value of the shares not timely registered for each of the first six months beyond such ninety (90) day period registration of the Vianet Shares has not been accomplished by Vianet, (ii) two percent (2%) per month of the value of the shares not timely registered for each of the next six months beyond such nine (9) month period registration of the Vianet Shares has not been accomplished by Vianet and (iii) three percent (3%) per month of the value of the shares not timely registered for each month beyond such fifteen
(15) month period registration of the Vianet Shares has not been accomplished by Vianet, for a maximum Liquidated Damages amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000.00) In the event Vianet (x) fails for any reason whatsoever to register the Vianet Shares for the benefit of the Principal Stockholders and (y) fails to remit the Liquidated Damages within the date that is the twenty-seven (27) month anniversary of the Closing Date, notwithstanding any other provision in this Agreement, the Principal Stockholders shall have the right, upon fifteen (15) days prior written notice to Vianet, to purchase all of the then outstanding capital stock of Access from Vianet for the total purchase price of Fifty Thousand Dollars ($50,000.00). Such amount shall be paid in cash within five (5) days of the date Vianet receives notice of the Principal Stockholders' election to repurchase the stock of Access.

         8. Conditions to Obligation to Close.

                  (a) Conditions to Obligation of Vianet and Access. The obligation of each of Vianet and Access to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) this Agreement and the Merger shall have received
the Requisite PSI Stockholder Approval;

                           (ii) PSI shall have procured all required third party
consents;

                           (iii) the representations and warranties of PSI and
the Principal Stockholders set forth in this Agreement above shall be true and correct in all material respects at and as of the Closing Date;

                           (iv) PSI and the Principal Stockholders shall have
performed and complied with all of their covenants hereunder in all material respects through the Closing;

                           (v) no action, suit, or proceeding shall be pending
or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of Vianet to own the capital stock of the Surviving Corporation and to control the Surviving Corporation and its Subsidiaries, or (D) affect adversely the right of the Surviving Corporation and its Subsidiaries to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                           (vi) PSI shall have delivered to Vianet and Access a
certificate to the effect that each of the conditions specified above in Section 8(a)(i)-(v) is satisfied in all respects;

                           (vii) Vianet and Access shall have received from
counsel to PSI an opinion in form and substance as set forth in Exhibit E attached hereto, addressed to Vianet and Access, and dated as of the Closing Date;

                           (viii) Vianet and Access shall have received the
resignations, effective as of the Closing, of each director and officer of PSI;

                           (ix) all actions to be taken by PSI in connection
with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Vianet and Access; and

                           (x) the Principal Stockholders shall have signed and
delivered to Access employment and/or consulting agreements in a form that is mutually agreeable to the relevant parties (the "Employment Agreements").

                  Vianet and Access may waive any condition specified in this
Section 8(a) if they execute a writing so stating at or prior to the Closing.

                  (b) Conditions to Obligation of PSI and the Principal Stockholders. The obligation of PSI and the Principal Stocholders to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) the representations and warranties of Vianet and
Access set forth in this Agreement above shall be true and correct in all material respects at and as of the Closing Date;

                           (ii) Vianet and Access shall each have performed and
complied with all of its covenants hereunder in all material respects through the Closing;

                           (iii) no action, suit or proceeding shall be pending
or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

                           (iv) Vianet and Access shall have delivered to PSI a
certificate to the effect that each of the conditions specified above in Section 8(b)(i)-(iii) is satisfied in all respects;

                           (v) this Agreement and the Merger shall have received
any requisite stockholder approval;

                           (vi) PSI shall have received from counsel to Vianet
and Access an opinion in form and substance as set forth in Exhibit F attached hereto, addressed to PSI , and dated as of the Closing Date; ---------

                           (vii) all actions to be taken by Vianet and Access in
connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to PSI .

         PSI may waive any condition specified in this Section 8(b) if it executes a writing so stating at or prior to the Closing.

         9.       Survival and Indemnification.

                  (a) Survival and Indemnification. The representations and warranties of PSI , the Principal Stockholders, Vianet and Access contained in this Agreement shall survive the Closing hereunder and continue in full force and effect thereafter (subject to any applicable statutes of limitations).

                  (b) Indemnification. The Principal Stockholders, jointly and severally, agree to indemnify and hold harmless Vianet and its subsidiaries (including, after the Effective Time, the Surviving Corporation and its subsidiaries) (collectively, the "Vianet Group"), and the officers, directors and employees of the Vianet Group (other than the Principal Stockholders) and their successors and assigns (all of the foregoing entities and individuals to be referred to hereafter as the "Indemnified Persons") from and against any and all Adverse Consequences that any Indemnified Person may suffer resulting from, arising out of, relating to, in the nature of, or caused by:

                           (i) any inaccuracy in, or any omission from, any of
the representations and warranties of the Principal Stockholders or PSI set forth in this Agreement;

                           (ii) any failure of the Principal Stockholders or PSI
to comply with any of the obligations, covenants or agreements contained in this Agreement;

                           (iii) any failure of a Principal Stockholder to
comply with any obligations, covenants or agreements contained in the Employment Agreement dated the Closing Date between the Surviving Corporation and such Principal Stockholder as the same may from time to time be amended, modified or extended;

                           (iv) any action, suit, proceeding, claim or
investigation or regulatory proceeding to which the Surviving Corporation or its Subsidiaries is or becomes a party or is or becomes subject (whether or not known to Vianet) arising out of or based on any events or transactions which have occurred or will occur prior to the Effective Time;

                           (v) any action, suit, proceeding, claim or
investigation to which the Surviving Corporation or any other Indemnified Person, is or becomes a party or is or becomes subject arising out of the Merger, this Agreement, or the transactions contemplated thereby; or

                           (vi) any Taxes of the Surviving Corporation or its
Subsidiaries with respect to any Tax year or portion thereof ending on or before the Closing Date, or for any Tax year beginning before and ending after the

Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date.

Notwithstanding any other provision of this Agreement, the indemnification obligations of any or all of the Principal Stockholders shall be limited in any circumstances to the Escrowed Shares.

                  (c)      Matters Involving Third Parties.

                           (i) If any third party shall notify any Indemnified
Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 9, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                           (ii) Any Indemnifying Party will have the right to
defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                           (iii) So long as the Indemnifying Party is conducting
the defense of the Third Party Claim in accordance with Section 9(c)(ii) above,
(A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the

Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                           (iv) In the event any of the conditions in Section
9(c)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 9.

                  (d) Indemnification Payments. All indemnification payments under this Section 9 may, at Vianet's option and in its sole discretion, be deemed adjustments to the Purchase Price.

                  (e) Recovery from Escrowed Shares. Without in any way limiting Vianet's rights and the obligations of the Principal Stockholders under this
Section 9, Vianet shall have the right to seek payment of the indemnification obligations of the Principal Stockholders from the Escrowed Shares pursuant to the Terms of the Escrow Agreement; provided, however, that such indemnification obligations shall be limited to the Escrowed Shares in any event.

                  (f) Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy (including without limitation any such remedy arising under Environmental, Health, and Safety Requirements) any Party may have with respect to PSI or the transactions contemplated by this Agreement.

         10. Termination.

                  (a) Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

                           (i) the Parties may terminate this Agreement by
mutual written consent at any time prior to the Effective Time;

                           (ii) Vianet and Access may terminate this Agreement
by giving written notice to PSI at any time prior to the Effective Time (A) in the event PSI has breached any material representation, warranty, or covenant contained in this Agreement, Vianet or Access has notified PSI of the breach, and the breach has continued without cure for a period of 5 days after the notice of breach or (B) if the Closing shall not have occurred on or before January 31, 2000, by reason of the failure of any condition precedent under
Section 8(a) hereof (unless the failure results primarily from Vianet or Access breaching any representation, warranty, or covenant contained in this Agreement);

                           (iii) PSI may terminate this Agreement by giving
written notice to Vianet and Access at any time prior to the Effective Time (A) in the event Vianet or Access has breached any material representation, warranty, or covenant contained in this Agreement, PSI has notified Vianet and Access of the breach, and the breach has continued without cure for a period of 5 days after the notice of breach or (B) if the Closing shall not have occurred on or before January 31, 2000, by reason of the failure of any condition precedent under Section 8(b) hereof (unless the failure results primarily from PSI breaching any representation, warranty, or covenant contained in this Agreement); or

                           (iv) any Party may terminate this Agreement by giving
written notice to the other Party at any time after the Special PSI Meeting in the event this Agreement and the Merger fail to receive the Requisite PSI Stockholder Approval.

                  (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 10(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in Section 7(g) above and expense provisions contained in Section 11(l) shall survive any such termination. In the event of any such termination pursuant to Section 10(a) above, the technology license that is contained in Section 4 of that certain Letter of Intent between Vianet, PSI and the Principal Stockholders dated July 13, 1999 shall remain in force according to its terms.

         11. Miscellaneous.

                  (a) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that Vianet may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities.

                  (b) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that the provisions in Section 2 above concerning issuance of the Vianet Shares are intended for the benefit of the Principal Stockholders.

                  (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

                  (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  (f) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:
          If to Vianet or Access:       Vianet Technologies, Inc.
                                        83 Mercer Street
                                        New York, New York 10012
                                        Attn: Jeremy Posner
                                        Telecopier No.: (212) 966-1735

         With a copy to:                Sichenzia, Ross & Friedman LLP
                                        135 West 50 Street
                                        New York, NY 10020
                                        Attn: Richard Friedman, Esq.
                                        Telecopier No.: (212) 664-7329

         If to PSI :                    PSI Communicatons, Inc.
                                        3415 Custer Rd. (Suite 101),
                                        Plano, TX, 75023
                                        Attn: John Shaunfield, Jr.
                                        Telecopier No.:(972) 379-0496

         With a copy to:                Bellinger & DeWolf, L.L.P.
                                        750 North St. Paul, Suite 900
                                        Dallas, Texas  75201
                                        Attn:  H. Len Musgrove, Esq.
                                        Telecopier No.: (214) 954-9541

         Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

                  (h) Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware, and that venue for any dispute hereunder shall lie in the federal or state courts of Dallas, Texas.

                  (i) Amendment. To the extent permitted by applicable law, this Agreement may be amended by action taken by or on behalf of each of the respective boards of directors of Vianet and Access and the Board of Directors of the PSI , at any time before or after adoption of this Agreement by Requisite PSI Stockholder Approval; provided, however, that, after any such approval, no amendment shall be made without the approval of such shareholders except as permitted by the Delaware General Corporation Law. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

                  (j) Extension; Waiver. At any time prior to the Effective Time, any party hereto, by action taken by or on behalf of their respective boards of directors may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto by any other party, or (iii) subject to Section 11(i), waive compliance with any of the agreements or conditions contained herein or any breach thereof. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                  (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  (l) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

                  (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                  (o) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

                                      *****

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                    VIANET TECHNOLOGIES, INC.



                                    By:________________________
                                    Name
                                    Title:

                                    VIANET ACCESS, INC.


                                    By:________________________
                                    Name:
                                    Title:

                                    PSI COMMUNICATIONS, INC.,
                                    a Delaware corporation


                                    By:________________________
                                    Name:
                                    Title:

                                    GNS, LTD., a Texas limited
                                    partnership,  by and through
                                    GNS I, INC., its corporate
                                    general partner, a Texas
                                    corporation


                                    By:________________________
                                    Name:
                                    Title:


                                    --------------------------
                                    JOHN SHAUNFIELD, SR.


                                    --------------------------
                                    JOHN SHAUNFIELD, JR.


                                    --------------------------
                                    TODD GRASSI


                                    --------------------------
                                    TEHAN OH


                                    --------------------------
                                    MICHAEL PEARSON


                                    --------------------------
                                    PETER IANACE

APPENDIX B








                               EMPLOYMENT CONTRACT

                                      WITH

                              JOHN SHAUNFIELD, JR.,

                         EXECUTIVE EMPLOYMENT AGREEMENT


                  EXECUTIVE EMPLOYMENT AGREEMENT dated as of January 1, 2000 by and between VIANET ACCESS, INC, a Delaware corporation (formerly known as PSI COMMUNICATIONS, INC., a Delaware Corporation), with its principal office at 3415 Custer Road (Suite 101), Plano, Texas 75023 (the "Company"), and John Shaunfield, Jr., residing at 4117 Burnhill Drive, Plano, Texas 75024 ("Executive").

                              W I T N E S S E T H :

                  WHEREAS, Executive was previously a shareholder, officer and director of PSI Communications, Inc. ("PSI");

                  WHEREAS, effective upon the filing of a Certificate of Merger with the Secretary of State of Delaware, Vianet Access, Inc., a wholly owned subsidiary of Vianet Technologies, Inc. ("Vianet"), merged into PSI (the "Merger"), and PSI changeD its name to Vianet Access, Inc. ("Access"), pursuant to the terms and provisions of an Agreement and Plan of Merger dated December 30, 1999 herewith (the "Agreement of Merger"), by and among Vianet , Access, PSI, GNS, Ltd., a Texas limited partnership and certain stockholders of PSI, including Executive, whereupon the Company became a wholly owned subsidiary of Vianet;

                  WHEREAS, Executive is a Principal Stockholder (as defined in the Agreement of Merger) of PSI, and pursuant to the Agreement of Merger, will sell all of his shares of PSI in exchange for shares of Vianet and other good and sufficient consideration;

                  WHEREAS, the substantial benefits to be received by the Executive as a Principal Stockholder of PSI and, following the Merger, a stockholder of Vianet, are good and sufficient consideration to bind Executive to those certain Company-protection provisions set forth in Sections 5 through 8 hereof;

                  WHEREAS, as a condition to consummation of the Merger, Vianet has required Executive to enter into this Employment Agreement, and Vianet would not have entered into the Agreement of Merger or consummate the Merger if it did not have the benefit of the Company-protection provisions set forth in Sections 5 through 8 hereof; and

                  WHEREAS, based on the foregoing, Executive and the Company desire to enter into this Employment Agreement setting forth the terms and conditions of Executive's employment by the Company.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                  1. Employment Term. The Company hereby agrees to employ Executive, and Executive hereby agrees to accept such employment, on the terms and conditions set forth herein. The parties agree that the term of employment shall commence as of the date hereof and will end one day immediately prior to the second anniversary of the date hereof (the "Original Term"), unless terminated earlier as provided for herein, provided, however, that the Original Term and each subsequent renewal thereof shall be automatically extended on a month-to-month basis ("Renewal Term") unless at least sixty (60) days but not more than ninety (90) days prior to the end of the Original Term or the current Renewal Term either party gives written notice to the other of its intent to terminate the Agreement as of the end of the Original Term or Renewal Term, as the case may be (the Original Term and any subsequent Renewal Term to be referred herein, collectively, as the "Term").

                  2. Position and Duties.

                  (a) Upon the commencement of the Term, the Company shall employ Executive as its Executive Vice President of Operations during the term. Executive shall fulfill such duties and responsibilities as are consistent with such position and as are assigned to him from time to time by the Board of Directors of the Company or its delegate.

                  (b) Executive shall devote his best efforts and full business time and attention to the diligent, faithful, efficient and competent performance of his duties and responsibilities hereunder and will not engage in any other ventures or enterprises. Executive shall at all times comport himself in such manner that his conduct will not reasonably be expected to prejudice or injure the reputation of the Company or any corporation, limited liability company, partnership, association or other entity directly or indirectly controlling, controlled by or under common control with the Company (an "Affiliate") in any way. Executive shall devote his best efforts and business time exclusively to the advancement of the interests of the Company and its Affiliates. Notwithstanding the above, Executive may serve as a director, trustee, or advisor of other organizations, or engage in charitable, civic, and/or governmental activities provided that such service and activities do not interfere with Executive performing his duties under this Agreement. Executive may also engage in personal activities, including, without limitation, personal investments, provided that such activities do not interfere or conflict with his performance of duties hereunder.

                  3. Termination.

                  (a) Death. This Agreement and Executive's employment hereunder shall terminate upon the death of Executive.

                  (b) Cause. The Company may terminate this Agreement and Executive's employment hereunder for Cause, as defined below, effective at the times indicated below. For purposes of this Section 3(b) the term "Cause" shall mean:

                      (i) A breach by Executive of any of the material terms of this Agreement and failure to cure such breach within fifteen (15) days after receipt of written notice thereof;

                      (ii) Failure by Executive to devote all business time exclusively to the performance of his duties hereunder and failure to cure such breach within fifteen (15) days after written receipt of notice thereof;

                      (iii) Willful misconduct, dishonesty, alcoholism, addiction to illegal drugs, conviction of a felony or its equivalent under local law or engaging in any discrimination or sexual harassment of employees of the Company or of customers or vendors of the Company;

                      (iv) Persistent incompetence or inefficiency, habitual or gross negligence in the performance of Executive's duties, or failure to abide by instructions received from the Board of Directors of the Company or its delegate or the violation of policies and practices adopted by the Company or Vianet, and failure to cure the same within fifteen (15) days after receipt of written notice thereof.

                      Termination under clauses (i), (ii) and (iv) above shall be effective at the conclusion of the fifteen (15) day cure period without further notice and termination under clause (iii) above shall be effective immediately upon the occurrence of the conduct specified therein and without prior notice.

                      (c) Incapacity. The Company may terminate this Agreement and Executive's employment hereunder, immediately, and without prior notice, if, as a result of Executive's incapacity due to physical or mental illness or injury, Executive shall have been unable to perform adequately his duties as herein provided for ninety (90) consecutive days or an aggregate of ninety (90) days during any twelve (12) month period during the Term.

                      (d) Termination by Executive Without Cause. Executive may terminate this Agreement, without cause, upon six (6) months prior written notice to the Company; provided however, that during such six (6) month period, Executive shall use his reasonable best efforts to assist the Company in finding a qualified replacement. Such termination shall be effective upon expiration of the six (6) month notice period.

                      (e) Termination by Executive for Cause. Executive may terminate this Agreement and Executive's employment hereunder for Executive's Cause, as defined below. "Executive's Cause" shall mean:

                      (i) a breach by the Company of any of the terms of this Agreement and failure to cure such breach within fifteen (15) days after notice thereof or

                      (ii) the working conditions afforded to the Executive are habitually and grossly intolerable and such conditions are not cured within (15) days after notice thereof;

                      (f) No Further Payments Upon Termination. Except as otherwise provided below, upon any termination enumerated in this Paragraph 3, Executive's right to further compensation and benefits under this Agreement shall cease, provided, however, that Executive shall remain entitled to any unpaid compensation and benefits accrued prior to such termination and to any expense or reimbursement to which he was entitled at the date of such termination. In addition to the foregoing, upon: (i) termination of this Agreement by Executive pursuant to Section 3(e) above, or (ii) termination of this Agreement by the Company for for any reason other than Cause, Executive shall be entitled to, and the Company shall pay to Executive within five (5) days after such termination, a lump sum payment equal to the lesser of six (6) months base salary or the base salary payable to Executive during the remainder of the Original Term or then current Renewal Term, as the case may be, plus any other amount(s) to which Executive is entitled under this agreement under the Company's benefit plans and arrangements or otherwise.

                      4. Compensation and Benefits.

                      (a) Base Salary. During the Term, the Company shall pay to Executive as compensation for his services hereunder, salary at the rate of $ 175,000.00 per annum, less appropriate deductions (including legally required withholdings and elective deductions for participation in benefit programs) and payable in accordance with the Company's general payroll practice. The Board of Directors of the Company shall evaluate the Executive for merit increases in his base salary hereunder at least annually, but shall not, in any event, reduce Executive's base salary during the Term.

                      (b) Benefits and Perquisites. Executive shall be entitled to participate in or receive benefits under any pension, savings, life insurance, health and accident plan or other arrangement which is from time to time made available to similarly situated Executives of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans or arrangements.

                      (c) Expenses. During the Term, Executive shall be entitled to receive reimbursement for reasonable expenses actually incurred by him in the performance of his duties hereunder (in accordance with the policies and procedures established by the Board of Directors of the Company), provided that any such expenses shall be reimbursable only to the extent that Executive properly accounts therefor in accordance with Company policy and applicable law.

                      (d) Vacations. Executive shall be entitled to paid vacations and holidays in accordance with Company policy in effect from time to time; provided, however, that Executive shall be entitled to at least four (4) weeks of paid vacation each year.

                      5. Agreement Not to Compete.

                      Executive agrees during the Term and that in the event of separation as outlined in Section 3, Executive shall not for a period of two (2) years after termination, directly or indirectly, engage in or conduct, be employed directly or indirectly by, serve as an officer or director of, hold an equity interest in, or provide advice or act as a consultant to, any person or entity which is, or is about to be engaged, in any business which is directly competitive with the business of the Company or its Affiliates (a "Competitive Business"); provided that, nothing herein shall prohibit Executive from owning not more than five percent (5%) of the outstanding capital stock of any Company listed on a national securities exchange so long as Executive is otherwise not in breach of the covenants set forth above; and provided further, that this section 5 shall not apply if the Executive terminates this agreement pursuant to
Section 3 (e). Executive acknowledges and agrees that because the Company is in the communications technology business, its market is geographically broad. As such, the Executive acknowledges and agrees that his agreement not to compete prohibits the Executive from engaging in a Competitive Business anywhere in the world. In the event a court of competent jurisdiction determines that this provision is not enforceable by its terms for lack of a geographical area, the parties agree to request such court to modify this provision to include a reasonable geographical area. The parties do not intend that this provision be deemed unenforceable for lack of a specified geographical area.

                      6. Non-Solicitation. Executive agrees that during the Term, and for a period of two (2) years after the expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination of employment, Executive shall not:

                      (i) directly or indirectly, solicit any person, corporation, limited liability company, partnership or other business entity which is, at the time of such solicitation, or was, within the prior year, a customer, client or licensee of the Company or of any Affiliate, (x) for the purpose of engaging with any such customer in any business transactions of the nature presently performed by, or the business (or any part thereof) presently conducted by, the Company or any Affiliate, or (y) for the purpose of engaging with any such customer in any business transactions of the nature performed by, or the business (or any part thereof) conducted by the Company, or any Affiliate, at any time during the Term;

                      (ii) directly or indirectly solicit, induce, influence, request or advise any customer, client or licensee of the Company or any Affiliate to withdraw, curtail, cancel, discontinue, reduce or modify such customer's, client's or licensee's business or business relationship with the Company or any Affiliate; or

                      (iii) directly or indirectly employ, solicit for employment or advise, or recommend to any other person that he employ or solicit for employment, any person employed at that time, or at any time during the prior year, by the Company or an Affiliate.

                      7. Non-disclosure.

                      (a) During the Term and thereafter, Executive shall not, without the written consent of the Board of Directors of the Company, disclose or use (except in the course of his employment hereunder and in furtherance of the business of the Company or an Affiliate) any Confidential Information of the Company, or any Affiliate. "Confidential Information" shall mean all confidential information, proprietary data and trade secrets of the Company and its Affiliates including, without limitation, the following: the identity, written lists, or descriptions of any customers or referral sources, financial statements, cost reports, or other financial information; contract proposals or bidding information; business plans; marketing plans; budgets; projections; training and operations methods and manuals; personnel records; fee structures; sales data; management systems, policies or procedures, including related forms and manuals; concepts; ideas; drawings; discoveries; inventions; processes; designs; formulas; programs; computer programs; object code; source code; engineering tolerances; know-how; and product developments. Notwithstanding the foregoing, Confidential Information shall not include information concerning the Company, or its Affiliates, known to Executive which (i) becomes public knowledge (other than by acts by Executive or his representatives in violation of this Agreement), (ii) becomes known to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known or should not reasonably have been known by Executive to be bound by a confidentiality agreement with or other obligation of secrecy to the Company, or
(iii) Executive is required to disclose in a judicial, administrative or governmental proceeding (a "Legal Proceeding"). In the event Executive is requested to disclose Confidential Information in a Legal Proceeding as contemplated by clause (iii) of the previous sentence, Executive shall provide the Company with prompt notice of such request so that the Company may timely seek an appropriate protective order or waive compliance with this Section 7. If, after giving such notice, and in the absence of a protective order or the receipt of a waiver hereunder, Executive is, in the opinion of his legal counsel compelled to disclose such information to any tribunal or else stand liable for contempt or other censure or penalty, then Executive may disclose such information to such tribunal, to the extent so required without liability hereunder.

                      (b) Executive agrees that upon expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination, he will immediately return to the Company any and all physical manifestations of Confidential Information and all copies of the same, and Confidential Information of any customers of the Company and its Affiliates, within his possession, and will not at any time thereafter copy or reproduce the same.

                      8. Inventions and Pending Patent Applications. (a) Executive agrees that all inventions, designs, improvements, writings, and discoveries (collectively, "Inventions") made during the Term and pertaining to the business conducted by the Company shall be the exclusive property of the Company. Executive hereby transfers and assigns to the Company all right, title and interest in and to the Inventions, including any and all domestic and foreign patent rights therein and any renewals thereof. Executive shall assist the Company in obtaining patents and copyrights on all Inventions deemed suitable for patent or copyright by the Company and shall execute all documents and do all things necessary to obtain letters patent or copyrights, as the case may be, to vest the Company with full and exclusive title thereto, and to protect the same against infringements by others.

                      (b) Executive agrees to execute and deliver all applications for patent, including all divisional, continuation, reissue and other applications for patent on the invention(s) set forth in the pending applications listed in Section 4(l)(iii) of the Disclosure Schedule to the Agreement of Merger and all assignments thereof to the Company, Vianet or their assigns, to communicate to the Company, Vianet or their representatives all facts known to Executive respecting said invention(s), whenever requested, to testify in any interference's or other legal proceedings in which any of said applications or patents resulting therefrom may become involved, to sign all lawful papers, make all rightful oaths, and to do generally everything reasonably necessary to assist the Company, Vianet, their successors, assigns and nominees to obtain patent protection for said invention(s) in the United States and all other countries, all at the cost and expense of the Company and Vianet.

                      9. Successors and Assigns. This Agreement is personal in nature and Executive may not assign or transfer this Agreement or any right or obligation hereunder to any other person. The Company, however, may assign or transfer this Agreement and any of its rights or obligations hereunder to any Affiliate or Successor Corporation or entity without the consent of Executive. Any purported assignment in violation of the terms hereof shall be void and of no effect. This Agreement and all rights hereunder shall inure to the benefit of and be enforceable by Executive, the Company and the Company's successors and assigns.

                      10. Notice. Notices and all other communications required or permitted by this Agreement shall be in writing and shall be sufficient if delivered personally to the individual or office indicated below or if sent by commercial courier, by telecopier (with proper answer back code) or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to Executive:

                           Mr. John Shaunfield, Jr.
                           4117 Burnhill Drive
                           Plano, Texas  75024
                           Telecopier No. (____) _________

                           With a copy to:

                           H. Len Musgrove, Esq.
                           Bellinger & DeWolf LLP
                           750 North St. Paul, Suite 900
                           Dallas, Texas 75201
                           Telecopier No. (214) 954-9541

                           If to the Company:

                           Vianet Access, Inc.
                           3415 Custer Rd. (Suite 101)
                           Plano, TX 75023
                           Attn:  President
                           Telecopier No. (972) 379-0496

                           With a copy to:

                           Vianet Technologies, Inc.
                           83 Mercer St.
                           New York, NY 10012
                           Attn: Jeremy Posner
                           Telecopier No. (212) 966-1735

                           and to:

                           Richard Friedman, Esq.
                           Sichenzia, Ross & Friedman LLP
                           135 West 50th  Street
                           New York, NY 10020
                           Telecopier No. (212) 664-7329

or to such other address as any party may have furnished to the other in writing in the manner aforesaid and any such notice or communication shall be deemed to have been given or made when received.

                      11. Amendment. No amendment or modification of this Agreement or any of its provisions, including this provision regarding oral modification, shall be binding upon either party unless made in writing and signed by all parties.

                      12. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect, nor shall the invalidity or unenforceability of any portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision. It is the intention of the parties that the provisions of Sections 5, 6, 7 and 8 of this Agreement shall be enforced to the fullest extent possible under the laws and public policies of each jurisdiction in which enforcement is sought. In the event that any provision or clause of Sections 5, 6, 7 or 8 shall be held unenforceable, such provision or clause shall be deemed amended to delete or modify, as necessary, the unenforceable provisions or clauses and to alter them to the extent necessary in order to render them valid and enforceable.

                      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                      14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings and arrangements between the parties hereto, all of which are merged herein. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein or incorporated herein by reference.

                      15. Waiver. The observation or performance of any condition or obligation imposed upon Executive hereunder may be waived only upon the written consent of the Company. Such waiver shall be limited to the terms thereof and shall not constitute a waiver of any other condition or obligation of Executive under this Agreement.

                      16. Equitable Relief. Executive acknowledges and agrees that it is impossible to measure any money damages that will accrue to the Company or any Affiliate or their successors and assigns, by reason of a breach by Executive of Sections 5, 6, 7 or 8 hereof. Equitable remedies of injunction and specific performance may be sought from any court with jurisdiction over the matter, shall be cumulative and not exclusive and shall be in addition to any other remedies the instituting party may have in law or in equity.

                      17. Governing Law. The provisions of this Agreement shall be governed by the internal substantive laws of the State of Texas, without regard to rules regarding conflicts of laws.

                      18. ERISA. This Agreement is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                      19. Withholding. All payments hereunder are subject to any and all applicable federal, state and local tax withholding requirements.

                      20. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and each have had the advice of competent, independent counsel in connection therewith. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                      21. Survival. Sections 3(e), 3(f), 5, 6, 7, 8, 12, 14, 15,
16, 17, 18 and 20 of this Agreement shall survive the expiration or termination of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                                       VIANET ACCESS, INC.


                                       By: ________________________________
                                           Name:
                                           Title:




                                       ------------------------------------
                                       JOHN SHAUNFIElD, JR.

APPENDIX C












                               EMPLOYMENT CONTRACT

                                      WITH

                              JOHN SHAUNFIELD, SR.,

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  EXECUTIVE EMPLOYMENT AGREEMENT dated as of January 1, 2000 by and between VIANET ACCESS, INC, a Delaware corporation (formerly known as PSI COMMUNICATIONS, INC., a Delaware Corporation), with its principal office at 3415 Custer Road (Suite 101), Plano, Texas 75023 (the "Company"), and John Shaunfield, Sr., residing at 3225 Monette Lane, Plano, Texas 75025 ("Executive").

                              W I T N E S S E T H :

                  WHEREAS, Executive was previously a shareholder, officer and director of PSI Communications, Inc. ("PSI");

                  WHEREAS, effective upon the filing of a Certificate of Merger with the Secretary of State of Delaware, Vianet Access, Inc., a wholly owned subsidiary of Vianet Technologies, Inc. ("Vianet"), merged into PSI (the "Merger"), and PSI changeD its name to Vianet Access, Inc. ("Access"), pursuant to the terms and provisions of an Agreement and Plan of Merger dated December 30, 1999 herewith (the "Agreement of Merger"), by and among Vianet , Access, PSI, GNS, Ltd., a Texas limited partnership and certain stockholders of PSI, including Executive, whereupon the Company became a wholly owned subsidiary of Vianet;

                  WHEREAS, Executive is a Principal Stockholder (as defined in the Agreement of Merger) of PSI, and pursuant to the Agreement of Merger, will sell all of his shares of PSI in exchange for shares of Vianet and other good and sufficient consideration;

                  WHEREAS, the substantial benefits to be received by the Executive as a Principal Stockholder of PSI and, following the Merger, a stockholder of Vianet, are good and sufficient consideration to bind Executive to those certain Company-protection provisions set forth in Sections 5 through 8 hereof;

                  WHEREAS, as a condition to consummation of the Merger, Vianet has required Executive to enter into this Employment Agreement, and Vianet would not have entered into the Agreement of Merger or consummate the Merger if it did not have the benefit of the Company-protection provisions set forth in Sections 5 through 8 hereof; and

                  WHEREAS, based on the foregoing, Executive and the Company desire to enter into this Employment Agreement setting forth the terms and conditions of Executive's employment by the Company.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                  1. Employment Term. The Company hereby agrees to employ Executive, and Executive hereby agrees to accept such employment, on the terms and conditions set forth herein. The parties agree that the term of employment shall commence as of the date hereof and will end one day immediately prior to the second anniversary of the date hereof (the "Original Term"), unless terminated earlier as provided for herein, provided, however, that the Original Term and each subsequent renewal thereof shall be automatically extended on a month-to-month basis ("Renewal Term") unless at least sixty (60) days but not more than ninety (90) days prior to the end of the Original Term or the current Renewal Term either party gives written notice to the other of its intent to terminate the Agreement as of the end of the Original Term or Renewal Term, as the case may be (the Original Term and any subsequent Renewal Term to be referred herein, collectively, as the "Term").

                  2. Position and Duties.

                  (a) Upon the commencement of the Term, the Company shall employ Executive as its Executive Vice President and General Manager during the term. Executive shall fulfill such duties and responsibilities as are consistent with such position and as are assigned to him from time to time by the Board of Directors of the Company or its delegate. Executive shall also be entitled to a seat on the Board of Directors of the Company during the Term.

                  (b) Executive shall devote his best efforts and full business time and attention to the diligent, faithful, efficient and competent performance of his duties and responsibilities hereunder and will not engage in any other ventures or enterprises. Executive shall at all times comport himself in such manner that his conduct will not reasonably be expected to prejudice or injure the reputation of the Company or any corporation, limited liability company, partnership, association or other entity directly or indirectly controlling, controlled by or under common control with the Company (an "Affiliate") in any way. Executive shall devote his best efforts and business time exclusively to the advancement of the interests of the Company and its Affiliates. Notwithstanding the above, Executive may serve as a director, trustee, or advisor of other organizations, or engage in charitable, civic, and/or governmental activities provided that such service and activities do not interfere with Executive performing his duties under this Agreement. Executive may also engage in personal activities, including, without limitation, personal investments, provided that such activities do not interfere or conflict with his performance of duties hereunder.

                  3. Termination.

                  (a) Death. This Agreement and Executive's employment hereunder shall terminate upon the death of Executive.

                  (b) Cause. The Company may terminate this Agreement and Executive's employment hereunder for Cause, as defined below, effective at the times indicated below. For purposes of this Section 3(b) the term "Cause" shall mean:

                  (i) A breach by Executive of any of the material terms of this Agreement and failure to cure such breach within fifteen (15) days after receipt of written notice thereof;

                  (ii) Failure by Executive to devote all business time exclusively to the performance of his duties hereunder and failure to cure such breach within fifteen (15) days after written receipt of notice thereof;

                  (iii) Willful misconduct, dishonesty, alcoholism, addiction to illegal drugs, conviction of a felony or its equivalent under local law or engaging in any discrimination or sexual harassment of employees of the Company or of customers or vendors of the Company;

                  (iv) Persistent incompetence or inefficiency, habitual or gross negligence in the performance of Executive's duties, or failure to abide by instructions received from the Board of Directors of the Company or its delegate or the violation of policies and practices adopted by the Company or Vianet, and failure to cure the same within fifteen (15) days after receipt of written notice thereof.

                  Termination under clauses (i), (ii) and (iv) above shall be effective at the conclusion of the fifteen (15) day cure period without further notice and termination under clause (iii) above shall be effective immediately upon the occurrence of the conduct specified therein and without prior notice.

                  (c) Incapacity. The Company may terminate this Agreement and Executive's employment hereunder, immediately, and without prior notice, if, as a result of Executive's incapacity due to physical or mental illness or injury, Executive shall have been unable to perform adequately his duties as herein provided for ninety (90) consecutive days or an aggregate of ninety (90) days during any twelve (12) month period during the Term.

                  (d) Termination by Executive Without Cause. Executive may terminate this Agreement, without cause, upon six (6) months prior written notice to the Company; provided however, that during such six (6) month period, Executive shall use his reasonable best efforts to assist the Company in finding a qualified replacement. Such termination shall be effective upon expiration of the six (6) month notice period.

                  (e) Termination by Executive for Cause. Executive may terminate this Agreement and Executive's employment hereunder for Executive's Cause, as defined below. "Executive's Cause" shall mean:

                  (i) a breach by the Company of any of the terms of this Agreement and failure to cure such breach within fifteen (15) days after notice thereof or

                  (ii) the working conditions afforded to the Executive are habitually and grossly intolerable and such conditions are not cured within (15) days after notice thereof;

                  (f) No Further Payments Upon Termination. Except as otherwise provided below, upon any termination enumerated in this Paragraph 3, Executive's right to further compensation and benefits under this Agreement shall cease, provided, however, that Executive shall remain entitled to any unpaid compensation and benefits accrued prior to such termination and to any expense or reimbursement to which he was entitled at the date of such termination. In addition to the foregoing, upon: (i) termination of this Agreement by Executive pursuant to Section 3(e) above, or (ii) termination of this Agreement by the Company for for any reason other than Cause, Executive shall be entitled to, and the Company shall pay to Executive within five (5) days after such termination, a lump sum payment equal to the lesser of six (6) months base salary or the base salary payable to Executive during the remainder of the Original Term or then current Renewal Term, as the case may be, plus any other amount(s) to which Executive is entitled under this agreement under the Company's benefit plans and arrangements or otherwise.

                  4. Compensation and Benefits.

                  (a) Base Salary. During the Term, the Company shall pay to Executive as compensation for his services hereunder, salary at the rate of $ 200,000.00 per annum, less appropriate deductions (including legally required withholdings and elective deductions for participation in benefit programs) and payable in accordance with the Company's general payroll practice. The Board of Directors of the Company shall evaluate the Executive for merit increases in his base salary hereunder at least annually, but shall not, in any event, reduce Executive's base salary during the Term.

                  (b) Benefits and Perquisites. Executive shall be entitled to participate in or receive benefits under any pension, savings, life insurance, health and accident plan or other arrangement which is from time to time made available to similarly situated Executives of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans or arrangements.

                  (c) Expenses. During the Term, Executive shall be entitled to receive reimbursement for reasonable expenses actually incurred by him in the performance of his duties hereunder (in accordance with the policies and procedures established by the Board of Directors of the Company), provided that any such expenses shall be reimbursable only to the extent that Executive properly accounts therefor in accordance with Company policy and applicable law.

                  (d) Vacations. Executive shall be entitled to paid vacations and holidays in accordance with Company policy in effect from time to time; provided, however, that Executive shall be entitled to at least four (4) weeks of paid vacation each year.

                  5. Agreement Not to Compete.

                  Executive agrees during the Term and that in the event of separation as outlined in Section 3, Executive shall not for a period of two (2) years after termination, directly or indirectly, engage in or conduct, be employed directly or indirectly by, serve as an officer or director of, hold an equity interest in, or provide advice or act as a consultant to, any person or entity which is, or is about to be engaged, in any business which is directly competitive with the business of the Company or its Affiliates (a "Competitive Business"); provided that, nothing herein shall prohibit Executive from owning not more than five percent (5%) of the outstanding capital stock of any Company listed on a national securities exchange so long as Executive is otherwise not in breach of the covenants set forth above; and provided further, that this section 5 shall not apply if the Executive terminates this agreement pursuant to
Section 3 (e). Executive acknowledges and agrees that because the Company is in the communications technology business, its market is geographically broad. As such, the Executive acknowledges and agrees that his agreement not to compete prohibits the Executive from engaging in a Competitive Business anywhere in the world. In the event a court of competent jurisdiction determines that this provision is not enforceable by its terms for lack of a geographical area, the parties agree to request such court to modify this provision to include a reasonable geographical area. The parties do not intend that this provision be deemed unenforceable for lack of a specified geographical area.

                  6. Non-Solicitation. Executive agrees that during the Term, and for a period of two (2) years after the expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination of employment, Executive shall not:

                  (i) directly or indirectly, solicit any person, corporation, limited liability company, partnership or other business entity which is, at the time of such solicitation, or was, within the prior year, a customer, client or licensee of the Company or of any Affiliate, (x) for the purpose of engaging with any such customer in any business transactions of the nature presently performed by, or the business (or any part thereof) presently conducted by, the Company or any Affiliate, or (y) for the purpose of engaging with any such customer in any business transactions of the nature performed by, or the business (or any part thereof) conducted by the Company, or any Affiliate, at any time during the Term;

                  (ii) directly or indirectly solicit, induce, influence, request or advise any customer, client or licensee of the Company or any Affiliate to withdraw, curtail, cancel, discontinue, reduce or modify such customer's, client's or licensee's business or business relationship with the Company or any Affiliate; or

                  (iii) directly or indirectly employ, solicit for employment or advise, or recommend to any other person that he employ or solicit for employment, any person employed at that time, or at any time during the prior year, by the Company or an Affiliate.

                  7. Non-disclosure.

                  (a) During the Term and thereafter, Executive shall not, without the written consent of the Board of Directors of the Company, disclose or use (except in the course of his employment hereunder and in furtherance of the business of the Company or an Affiliate) any Confidential Information of the Company, or any Affiliate. "Confidential Information" shall mean all confidential information, proprietary data and trade secrets of the Company and its Affiliates including, without limitation, the following: the identity, written lists, or descriptions of any customers or referral sources, financial statements, cost reports, or other financial information; contract proposals or bidding information; business plans; marketing plans; budgets; projections; training and operations methods and manuals; personnel records; fee structures; sales data; management systems, policies or procedures, including related forms and manuals; concepts; ideas; drawings; discoveries; inventions; processes; designs; formulas; programs; computer programs; object code; source code; engineering tolerances; know-how; and product developments. Notwithstanding the foregoing, Confidential Information shall not include information concerning the Company, or its Affiliates, known to Executive which (i) becomes public knowledge (other than by acts by Executive or his representatives in violation of this Agreement), (ii) becomes known to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known or should not reasonably have been known by Executive to be bound by a confidentiality agreement with or other obligation of secrecy to the Company, or
(iii) Executive is required to disclose in a judicial, administrative or governmental proceeding (a "Legal Proceeding"). In the event Executive is requested to disclose Confidential Information in a Legal Proceeding as contemplated by clause (iii) of the previous sentence, Executive shall provide the Company with prompt notice of such request so that the Company may timely seek an appropriate protective order or waive compliance with this Section 7. If, after giving such notice, and in the absence of a protective order or the receipt of a waiver hereunder, Executive is, in the opinion of his legal counsel compelled to disclose such information to any tribunal or else stand liable for contempt or other censure or penalty, then Executive may disclose such information to such tribunal, to the extent so required without liability hereunder.

                  (b) Executive agrees that upon expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination, he will immediately return to the Company any and all physical manifestations of Confidential Information and all copies of the same, and Confidential Information of any customers of the Company and its Affiliates, within his possession, and will not at any time thereafter copy or reproduce the same.

                  8. Inventions and Pending Patent Applications. (a) Executive agrees that all inventions, designs, improvements, writings, and discoveries (collectively, "Inventions") made during the Term and pertaining to the business conducted by the Company shall be the exclusive property of the Company. Executive hereby transfers and assigns to the Company all right, title and interest in and to the Inventions, including any and all domestic and foreign patent rights therein and any renewals thereof. Executive shall assist the Company in obtaining patents and copyrights on all Inventions deemed suitable for patent or copyright by the Company and shall execute all documents and do all things necessary to obtain letters patent or copyrights, as the case may be, to vest the Company with full and exclusive title thereto, and to protect the same against infringements by others.

                  (b) Executive agrees to execute and deliver all applications for patent, including all divisional, continuation, reissue and other applications for patent on the invention(s) set forth in the pending applications listed in Section 4(l)(iii) of the Disclosure Schedule to the Agreement of Merger and all assignments thereof to the Company, Vianet or their assigns, to communicate to the Company, Vianet or their representatives all facts known to Executive respecting said invention(s), whenever requested, to testify in any interference's or other legal proceedings in which any of said applications or patents resulting therefrom may become involved, to sign all lawful papers, make all rightful oaths, and to do generally everything reasonably necessary to assist the Company, Vianet, their successors, assigns and nominees to obtain patent protection for said invention(s) in the United States and all other countries, all at the cost and expense of the Company and Vianet.

                  9. Successors and Assigns. This Agreement is personal in nature and Executive may not assign or transfer this Agreement or any right or obligation hereunder to any other person. The Company, however, may assign or transfer this Agreement and any of its rights or obligations hereunder to any Affiliate or Successor Corporation or entity without the consent of Executive. Any purported assignment in violation of the terms hereof shall be void and of no effect. This Agreement and all rights hereunder shall inure to the benefit of and be enforceable by Executive, the Company and the Company's successors and assigns.

                  10. Notice. Notices and all other communications required or permitted by this Agreement shall be in writing and shall be sufficient if delivered personally to the individual or office indicated below or if sent by commercial courier, by telecopier (with proper answer back code) or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to Executive:

                           Mr. John Shaunfield, Sr.
                           3225 Monette Lane
                           Plano, Texas  75025
                           Telecopier No. (____) _________

                           With a copy to:

                           H. Len Musgrove, Esq.
                           Bellinger & DeWolf LLP
                           750 North St. Paul, Suite 900
                           Dallas, Texas 75201
                           Telecopier No. (214) 954-9541

                           If to the Company:

                           Vianet Access, Inc.
                           3415 Custer Rd. (Suite 101)
                           Plano, TX 75023
                           Attn:  President
                           Telecopier No. (972) 379-0496

                           With a copy to:

                           Vianet Technologies, Inc.
                           83 Mercer St.
                           New York, NY 10012
                           Attn: Jeremy Posner
                           Telecopier No. (212) 966-1735

                           and to:

                           Richard Friedman, Esq.
                           Sichenzia, Ross & Friedman LLP
                           135 West 50th  Street
                           New York, NY 10020
                           Telecopier No. (212) 664-7329

or to such other address as any party may have furnished to the other in writing in the manner aforesaid and any such notice or communication shall be deemed to have been given or made when received.

                  11. Amendment. No amendment or modification of this Agreement or any of its provisions, including this provision regarding oral modification, shall be binding upon either party unless made in writing and signed by all parties.

                  12. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect, nor shall the invalidity or unenforceability of any portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision. It is the intention of the parties that the provisions of Sections 5, 6, 7 and 8 of this Agreement shall be enforced to the fullest extent possible under the laws and public policies of each jurisdiction in which enforcement is sought. In the event that any provision or clause of Sections 5, 6, 7 or 8 shall be held unenforceable, such provision or clause shall be deemed amended to delete or modify, as necessary, the unenforceable provisions or clauses and to alter them to the extent necessary in order to render them valid and enforceable.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                  14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings and arrangements between the parties hereto, all of which are merged herein. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein or incorporated herein by reference.

                  15. Waiver. The observation or performance of any condition or obligation imposed upon Executive hereunder may be waived only upon the written consent of the Company. Such waiver shall be limited to the terms thereof and shall not constitute a waiver of any other condition or obligation of Executive under this Agreement.

                  16. Equitable Relief. Executive acknowledges and agrees that it is impossible to measure any money damages that will accrue to the Company or any Affiliate or their successors and assigns, by reason of a breach by Executive of Sections 5, 6, 7 or 8 hereof. Equitable remedies of injunction and specific performance may be sought from any court with jurisdiction over the matter, shall be cumulative and not exclusive and shall be in addition to any other remedies the instituting party may have in law or in equity.

                  17. Governing Law. The provisions of this Agreement shall be governed by the internal substantive laws of the State of Texas, without regard to rules regarding conflicts of laws.

                  18. ERISA. This Agreement is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                  19. Withholding. All payments hereunder are subject to any and all applicable federal, state and local tax withholding requirements.

                  20. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and each have had the advice of competent, independent counsel in connection therewith. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  21. Survival. Sections 3(e), 3(f), 5, 6, 7, 8, 12, 14, 15, 16,
17, 18 and 20 of this Agreement shall survive the expiration or termination of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                                         VIANET ACCESS, INC.


                                         By: ________________________________
                                             Name:
                                             Title:




                                         ------------------------------------
                                         JOHN SHAUNFIElD, SR.

APPENDIX D








                               EMPLOYMENT CONTRACT

                                      WITH

                                   TODD GRASSI

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  EXECUTIVE EMPLOYMENT AGREEMENT dated as of January 1, 2000 by and between VIANET ACCESS, INC, a Delaware corporation (formerly known as PSI COMMUNICATIONS, INC., a Delaware Corporation), with its principal office at 3415 Custer Road (Suite 101), Plano, Texas 75023 (the "Company"), and Todd Grassi, 1418 Tascosa Court, Allen, Texas 75013 ("Executive").

                              W I T N E S S E T H :

                  WHEREAS, Executive was previously a shareholder, officer and director of PSI Communications, Inc. ("PSI");

                  WHEREAS, effective upon the filing of a Certificate of Merger with the Secretary of State of Delaware, Vianet Access, Inc., a wholly owned subsidiary of Vianet Technologies, Inc. ("Vianet"), merged into PSI (the "Merger"), and PSI changeD its name to Vianet Access, Inc. ("Access"), pursuant to the terms and provisions of an Agreement and Plan of Merger dated December 30, 1999 herewith (the "Agreement of Merger"), by and among Vianet , Access, PSI, GNS, Ltd., a Texas limited partnership and certain stockholders of PSI, including Executive, whereupon the Company became a wholly owned subsidiary of Vianet;

                  WHEREAS, Executive is a Principal Stockholder (as defined in the Agreement of Merger) of PSI, and pursuant to the Agreement of Merger, will sell all of his shares of PSI in exchange for shares of Vianet and other good and sufficient consideration;

                  WHEREAS, the substantial benefits to be received by the Executive as a Principal Stockholder of PSI and, following the Merger, a stockholder of Vianet, are good and sufficient consideration to bind Executive to those certain Company-protection provisions set forth in Sections 5 through 8 hereof;

                  WHEREAS, as a condition to consummation of the Merger, Vianet has required Executive to enter into this Employment Agreement, and Vianet would not have entered into the Agreement of Merger or consummate the Merger if it did not have the benefit of the Company-protection provisions set forth in Sections 5 through 8 hereof; and

                  WHEREAS, based on the foregoing, Executive and the Company desire to enter into this Employment Agreement setting forth the terms and conditions of Executive's employment by the Company.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                  1. Employment Term. The Company hereby agrees to employ Executive, and Executive hereby agrees to accept such employment, on the terms and conditions set forth herein. The parties agree that the term of employment shall commence as of the date hereof and will end one day immediately prior to the second anniversary of the date hereof (the "Original Term"), unless terminated earlier as provided for herein, provided, however, that the Original Term and each subsequent renewal thereof shall be automatically extended on a month-to-month basis ("Renewal Term") unless at least sixty (60) days but not more than ninety (90) days prior to the end of the Original Term or the current Renewal Term either party gives written notice to the other of its intent to terminate the Agreement as of the end of the Original Term or Renewal Term, as the case may be (the Original Term and any subsequent Renewal Term to be referred herein, collectively, as the "Term").

                  2. Position and Duties.

                  (a) Upon the commencement of the Term, the Company shall employ Executive as its Executive Vice President of Sales & Marketing during the term. Executive shall fulfill such duties and responsibilities as are consistent with such position and as are assigned to him from time to time by the Board of Directors of the Company or its delegate.

                  (b) Executive shall devote his best efforts and full business time and attention to the diligent, faithful, efficient and competent performance of his duties and responsibilities hereunder and will not engage in any other ventures or enterprises. Executive shall at all times comport himself in such manner that his conduct will not reasonably be expected to prejudice or injure the reputation of the Company or any corporation, limited liability company, partnership, association or other entity directly or indirectly controlling, controlled by or under common control with the Company (an "Affiliate") in any way. Executive shall devote his best efforts and business time exclusively to the advancement of the interests of the Company and its Affiliates. Notwithstanding the above, Executive may serve as a director, trustee, or advisor of other organizations, or engage in charitable, civic, and/or governmental activities provided that such service and activities do not interfere with Executive performing his duties under this Agreement. Executive may also engage in personal activities, including, without limitation, personal investments, provided that such activities do not interfere or conflict with his performance of duties hereunder.

                  3. Termination.

                  (a) Death. This Agreement and Executive's employment hereunder shall terminate upon the death of Executive.

                  (b) Cause. The Company may terminate this Agreement and Executive's employment hereunder for Cause, as defined below, effective at the times indicated below. For purposes of this Section 3(b) the term "Cause" shall mean:

                  (i) A breach by Executive of any of the material terms of this Agreement and failure to cure such breach within fifteen (15) days after receipt of written notice thereof;

                  (ii) Failure by Executive to devote all business time exclusively to the performance of his duties hereunder and failure to cure such breach within fifteen (15) days after written receipt of notice thereof;

                  (iii) Willful misconduct, dishonesty, alcoholism, addiction to illegal drugs, conviction of a felony or its equivalent under local law or engaging in any discrimination or sexual harassment of employees of the Company or of customers or vendors of the Company;

                  (iv) Persistent incompetence or inefficiency, habitual or gross negligence in the performance of Executive's duties, or failure to abide by instructions received from the Board of Directors of the Company or its delegate or the violation of policies and practices adopted by the Company or Vianet, and failure to cure the same within fifteen (15) days after receipt of written notice thereof.

                           Termination under clauses (i), (ii) and (iv) above
shall be effective at the conclusion of the fifteen (15) day cure period without further notice and termination under clause (iii) above shall be effective immediately upon the occurrence of the conduct specified therein and without prior notice.

                  (c) Incapacity. The Company may terminate this Agreement and Executive's employment hereunder, immediately, and without prior notice, if, as a result of Executive's incapacity due to physical or mental illness or injury, Executive shall have been unable to perform adequately his duties as herein provided for ninety (90) consecutive days or an aggregate of ninety (90) days during any twelve (12) month period during the Term.

                  (d) Termination by Executive Without Cause. Executive may terminate this Agreement, without cause, upon six (6) months prior written notice to the Company; provided however, that during such six (6) month period, Executive shall use his reasonable best efforts to assist the Company in finding a qualified replacement. Such termination shall be effective upon expiration of the six (6) month notice period.

                  (e) Termination by Executive for Cause. Executive may terminate this Agreement and Executive's employment hereunder for Executive's Cause, as defined below. "Executive's Cause" shall mean:

                  (i) a breach by the Company of any of the terms of this Agreement and failure to cure such breach within fifteen (15) days after notice thereof or

                  (ii) the working conditions afforded to the Executive are habitually and grossly intolerable and such conditions are not cured within (15) days after notice thereof;

                  (f) No Further Payments Upon Termination. Except as otherwise provided below, upon any termination enumerated in this Paragraph 3, Executive's right to further compensation and benefits under this Agreement shall cease, provided, however, that Executive shall remain entitled to any unpaid compensation and benefits accrued prior to such termination and to any expense or reimbursement to which he was entitled at the date of such termination. In addition to the foregoing, upon: (i) termination of this Agreement by Executive pursuant to Section 3(e) above, or (ii) termination of this Agreement by the Company for for any reason other than Cause, Executive shall be entitled to, and the Company shall pay to Executive within five (5) days after such termination, a lump sum payment equal to the lesser of six (6) months base salary or the base salary payable to Executive during the remainder of the Original Term or then current Renewal Term, as the case may be, plus any other amount(s) to which Executive is entitled under this agreement under the Company's benefit plans and arrangements or otherwise.

                  4. Compensation and Benefits.

                  (a) Base Salary. During the Term, the Company shall pay to Executive as compensation for his services hereunder, salary at the rate of $ 175,000.00 per annum, less appropriate deductions (including legally required withholdings and elective deductions for participation in benefit programs) and payable in accordance with the Company's general payroll practice. The Board of Directors of the Company shall evaluate the Executive for merit increases in his base salary hereunder at least annually, but shall not, in any event, reduce Executive's base salary during the Term.

                  (b) Benefits and Perquisites. Executive shall be entitled to participate in or receive benefits under any pension, savings, life insurance, health and accident plan or other arrangement which is from time to time made available to similarly situated Executives of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans or arrangements.

                  (c) Expenses. During the Term, Executive shall be entitled to receive reimbursement for reasonable expenses actually incurred by him in the performance of his duties hereunder (in accordance with the policies and procedures established by the Board of Directors of the Company), provided that any such expenses shall be reimbursable only to the extent that Executive properly accounts therefor in accordance with Company policy and applicable law.

                  (d) Vacations. Executive shall be entitled to paid vacations and holidays in accordance with Company policy in effect from time to time; provided, however, that Executive shall be entitled to at least four (4) weeks of paid vacation each year.

                  5. Agreement Not to Compete.

                  Executive agrees during the Term and that in the event of separation as outlined in Section 3, Executive shall not for a period of two (2) years after termination, directly or indirectly, engage in or conduct, be employed directly or indirectly by, serve as an officer or director of, hold an equity interest in, or provide advice or act as a consultant to, any person or entity which is, or is about to be engaged, in any business which is directly competitive with the business of the Company or its Affiliates (a "Competitive Business"); provided that, nothing herein shall prohibit Executive from owning not more than five percent (5%) of the outstanding capital stock of any Company listed on a national securities exchange so long as Executive is otherwise not in breach of the covenants set forth above; and provided further, that this section 5 shall not apply if the Executive terminates this agreement pursuant to
Section 3 (e). Executive acknowledges and agrees that because the Company is in the communications technology business, its market is geographically broad. As such, the Executive acknowledges and agrees that his agreement not to compete prohibits the Executive from engaging in a Competitive Business anywhere in the world. In the event a court of competent jurisdiction determines that this provision is not enforceable by its terms for lack of a geographical area, the parties agree to request such court to modify this provision to include a reasonable geographical area. The parties do not intend that this provision be deemed unenforceable for lack of a specified geographical area.

                  6. Non-Solicitation. Executive agrees that during the Term, and for a period of two (2) years after the expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination of employment, Executive shall not:

                  (i) directly or indirectly, solicit any person, corporation, limited liability company, partnership or other business entity which is, at the time of such solicitation, or was, within the prior year, a customer, client or licensee of the Company or of any Affiliate, (x) for the purpose of engaging with any such customer in any business transactions of the nature presently performed by, or the business (or any part thereof) presently conducted by, the Company or any Affiliate, or (y) for the purpose of engaging with any such customer in any business transactions of the nature performed by, or the business (or any part thereof) conducted by the Company, or any Affiliate, at any time during the Term;

                  (ii) directly or indirectly solicit, induce, influence, request or advise any customer, client or licensee of the Company or any Affiliate to withdraw, curtail, cancel, discontinue, reduce or modify such customer's, client's or licensee's business or business relationship with the Company or any Affiliate; or

                  (iii) directly or indirectly employ, solicit for employment or advise, or recommend to any other person that he employ or solicit for employment, any person employed at that time, or at any time during the prior year, by the Company or an Affiliate.

                  7. Non-disclosure.

                  (a) During the Term and thereafter, Executive shall not, without the written consent of the Board of Directors of the Company, disclose or use (except in the course of his employment hereunder and in furtherance of the business of the Company or an Affiliate) any Confidential Information of the Company, or any Affiliate. "Confidential Information" shall mean all confidential information, proprietary data and trade secrets of the Company and its Affiliates including, without limitation, the following: the identity, written lists, or descriptions of any customers or referral sources, financial statements, cost reports, or other financial information; contract proposals or bidding information; business plans; marketing plans; budgets; projections; training and operations methods and manuals; personnel records; fee structures; sales data; management systems, policies or procedures, including related forms and manuals; concepts; ideas; drawings; discoveries; inventions; processes; designs; formulas; programs; computer programs; object code; source code; engineering tolerances; know-how; and product developments. Notwithstanding the foregoing, Confidential Information shall not include information concerning the Company, or its Affiliates, known to Executive which (i) becomes public knowledge (other than by acts by Executive or his representatives in violation of this Agreement), (ii) becomes known to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known or should not reasonably have been known by Executive to be bound by a confidentiality agreement with or other obligation of secrecy to the Company, or
(iii) Executive is required to disclose in a judicial, administrative or governmental proceeding (a "Legal Proceeding"). In the event Executive is requested to disclose Confidential Information in a Legal Proceeding as contemplated by clause (iii) of the previous sentence, Executive shall provide the Company with prompt notice of such request so that the Company may timely seek an appropriate protective order or waive compliance with this Section 7. If, after giving such notice, and in the absence of a protective order or the receipt of a waiver hereunder, Executive is, in the opinion of his legal counsel compelled to disclose such information to any tribunal or else stand liable for contempt or other censure or penalty, then Executive may disclose such information to such tribunal, to the extent so required without liability hereunder.

                  (b) Executive agrees that upon expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination, he will immediately return to the Company any and all physical manifestations of Confidential Information and all copies of the same, and Confidential Information of any customers of the Company and its Affiliates, within his possession, and will not at any time thereafter copy or reproduce the same.

                  8. Inventions and Pending Patent Applications. (a) Executive agrees that all inventions, designs, improvements, writings, and discoveries (collectively, "Inventions") made during the Term and pertaining to the business conducted by the Company shall be the exclusive property of the Company. Executive hereby transfers and assigns to the Company all right, title and interest in and to the Inventions, including any and all domestic and foreign patent rights therein and any renewals thereof. Executive shall assist the Company in obtaining patents and copyrights on all Inventions deemed suitable for patent or copyright by the Company and shall execute all documents and do all things necessary to obtain letters patent or copyrights, as the case may be, to vest the Company with full and exclusive title thereto, and to protect the same against infringements by others.

                  (b) Executive agrees to execute and deliver all applications for patent, including all divisional, continuation, reissue and other applications for patent on the invention(s) set forth in the pending applications listed in Section 4(l)(iii) of the Disclosure Schedule to the Agreement of Merger and all assignments thereof to the Company, Vianet or their assigns, to communicate to the Company, Vianet or their representatives all facts known to Executive respecting said invention(s), whenever requested, to testify in any interference's or other legal proceedings in which any of said applications or patents resulting therefrom may become involved, to sign all lawful papers, make all rightful oaths, and to do generally everything reasonably necessary to assist the Company, Vianet, their successors, assigns and nominees to obtain patent protection for said invention(s) in the United States and all other countries, all at the cost and expense of the Company and Vianet.

                  9. Successors and Assigns. This Agreement is personal in nature and Executive may not assign or transfer this Agreement or any right or obligation hereunder to any other person. The Company, however, may assign or transfer this Agreement and any of its rights or obligations hereunder to any Affiliate or Successor Corporation or entity without the consent of Executive. Any purported assignment in violation of the terms hereof shall be void and of no effect. This Agreement and all rights hereunder shall inure to the benefit of and be enforceable by Executive, the Company and the Company's successors and assigns.

                  10. Notice. Notices and all other communications required or permitted by this Agreement shall be in writing and shall be sufficient if delivered personally to the individual or office indicated below or if sent by commercial courier, by telecopier (with proper answer back code) or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to Executive:

                           Mr. Todd Grassi
                           1418 Tascosa Court
                           Allen, Texas  75013
                           Telecopier No. (____) _________

                           With a copy to:

                           H. Len Musgrove, Esq.
                           Bellinger & DeWolf LLP
                           750 North St. Paul, Suite 900
                           Dallas, Texas 75201
                           Telecopier No. (214) 954-9541

                           If to the Company:

                           Vianet Access, Inc.
                           3415 Custer Rd. (Suite 101)
                           Plano, TX 75023
                           Attn:  President
                           Telecopier No. (972) 379-0496

                           With a copy to:

                           Vianet Technologies, Inc.
                           83 Mercer St.
                           New York, NY 10012
                           Attn: Jeremy Posner
                           Telecopier No. (212) 966-1735

                           and to:

                           Richard Friedman, Esq.
                           Sichenzia, Ross & Friedman LLP
                           135 West 50th  Street
                           New York, NY 10020
                           Telecopier No. (212) 664-7329

or to such other address as any party may have furnished to the other in writing in the manner aforesaid and any such notice or communication shall be deemed to have been given or made when received.

                  11. Amendment. No amendment or modification of this Agreement or any of its provisions, including this provision regarding oral modification, shall be binding upon either party unless made in writing and signed by all parties.

                  12. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect, nor shall the invalidity or unenforceability of any portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision. It is the intention of the parties that the provisions of Sections 5, 6, 7 and 8 of this Agreement shall be enforced to the fullest extent possible under the laws and public policies of each jurisdiction in which enforcement is sought. In the event that any provision or clause of Sections 5, 6, 7 or 8 shall be held unenforceable, such provision or clause shall be deemed amended to delete or modify, as necessary, the unenforceable provisions or clauses and to alter them to the extent necessary in order to render them valid and enforceable.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                  14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings and arrangements between the parties hereto, all of which are merged herein. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein or incorporated herein by reference.

                  15. Waiver. The observation or performance of any condition or obligation imposed upon Executive hereunder may be waived only upon the written consent of the Company. Such waiver shall be limited to the terms thereof and shall not constitute a waiver of any other condition or obligation of Executive under this Agreement.

                  16. Equitable Relief. Executive acknowledges and agrees that it is impossible to measure any money damages that will accrue to the Company or any Affiliate or their successors and assigns, by reason of a breach by Executive of Sections 5, 6, 7 or 8 hereof. Equitable remedies of injunction and specific performance may be sought from any court with jurisdiction over the matter, shall be cumulative and not exclusive and shall be in addition to any other remedies the instituting party may have in law or in equity.

                  17. Governing Law. The provisions of this Agreement shall be governed by the internal substantive laws of the State of Texas, without regard to rules regarding conflicts of laws.

                  18. ERISA. This Agreement is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                  19. Withholding. All payments hereunder are subject to any and all applicable federal, state and local tax withholding requirements.

                  20. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and each have had the advice of competent, independent counsel in connection therewith. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  21. Survival. Sections 3(e), 3(f), 5, 6, 7, 8, 12, 14, 15, 16,
17, 18 and 20 of this Agreement shall survive the expiration or termination of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                                         VIANET ACCESS, INC.


                                         By: ________________________________
                                             Name:
                                             Title:




                                         ------------------------------------
                                         TODD GRASSI

APPENDIX E








                               EMPLOYMENT CONTRACT

                                      WITH

                                 MICHAEL PEARSON

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  EXECUTIVE EMPLOYMENT AGREEMENT dated as of January 1, 2000 by and between VIANET ACCESS, INC, a Delaware corporation (formerly known as PSI COMMUNICATIONS, INC., a Delaware Corporation), with its principal office at 3415 Custer Road (Suite 101), Plano, Texas 75023 (the "Company"), and Michael Pearson, residing at 2013 Tiehack Lane, Garland, Texas 75044 ("Executive").

                              W I T N E S S E T H :

                  WHEREAS, Executive was previously a shareholder, officer and director of PSI Communications, Inc. ("PSI");

                  WHEREAS, effective upon the filing of a Certificate of Merger with the Secretary of State of Delaware, Vianet Access, Inc., a wholly owned subsidiary of Vianet Technologies, Inc. ("Vianet"), merged into PSI (the "Merger"), and PSI changeD its name to Vianet Access, Inc. ("Access"), pursuant to the terms and provisions of an Agreement and Plan of Merger dated December 30, 1999 herewith (the "Agreement of Merger"), by and among Vianet , Access, PSI, GNS, Ltd., a Texas limited partnership and certain stockholders of PSI, including Executive, whereupon the Company became a wholly owned subsidiary of Vianet;

                  WHEREAS, Executive is a Principal Stockholder (as defined in the Agreement of Merger) of PSI, and pursuant to the Agreement of Merger, will sell all of his shares of PSI in exchange for shares of Vianet and other good and sufficient consideration;

                  WHEREAS, the substantial benefits to be received by the Executive as a Principal Stockholder of PSI and, following the Merger, a stockholder of Vianet, are good and sufficient consideration to bind Executive to those certain Company-protection provisions set forth in Sections 5 through 8 hereof;

                  WHEREAS, as a condition to consummation of the Merger, Vianet has required Executive to enter into this Employment Agreement, and Vianet would not have entered into the Agreement of Merger or consummate the Merger if it did not have the benefit of the Company-protection provisions set forth in Sections 5 through 8 hereof; and

                  WHEREAS, based on the foregoing, Executive and the Company desire to enter into this Employment Agreement setting forth the terms and conditions of Executive's employment by the Company.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties contained herein, the parties hereto agree as follows:

                  1. Employment Term. The Company hereby agrees to employ Executive, and Executive hereby agrees to accept such employment, on the terms and conditions set forth herein. The parties agree that the term of employment shall commence as of the date hereof and will end one day immediately prior to the second anniversary of the date hereof (the "Original Term"), unless terminated earlier as provided for herein, provided, however, that the Original Term and each subsequent renewal thereof shall be automatically extended on a month-to-month basis ("Renewal Term") unless at least sixty (60) days but not more than ninety (90) days prior to the end of the Original Term or the current Renewal Term either party gives written notice to the other of its intent to terminate the Agreement as of the end of the Original Term or Renewal Term, as the case may be (the Original Term and any subsequent Renewal Term to be referred herein, collectively, as the "Term").

                  2. Position and Duties.

                  (a) Upon the commencement of the Term, the Company shall employ Executive as its Vice President of Engineering during the term. Executive shall fulfill such duties and responsibilities as are consistent with such position and as are assigned to him from time to time by the Board of Directors of the Company or its delegate.

                  (b) Executive shall devote his best efforts and full business time and attention to the diligent, faithful, efficient and competent performance of his duties and responsibilities hereunder and will not engage in any other ventures or enterprises. Executive shall at all times comport himself in such manner that his conduct will not reasonably be expected to prejudice or injure the reputation of the Company or any corporation, limited liability company, partnership, association or other entity directly or indirectly controlling, controlled by or under common control with the Company (an "Affiliate") in any way. Executive shall devote his best efforts and business time exclusively to the advancement of the interests of the Company and its Affiliates. Notwithstanding the above, Executive may serve as a director, trustee, or advisor of other organizations, or engage in charitable, civic, and/or governmental activities provided that such service and activities do not interfere with Executive performing his duties under this Agreement. Executive may also engage in personal activities, including, without limitation, personal investments, provided that such activities do not interfere or conflict with his performance of duties hereunder.

                  3. Termination.

                  (a) Death. This Agreement and Executive's employment hereunder shall terminate upon the death of Executive.

                  (b) Cause. The Company may terminate this Agreement and Executive's employment hereunder for Cause, as defined below, effective at the times indicated below. For purposes of this Section 3(b) the term "Cause" shall mean:

                  (i) A breach by Executive of any of the material terms of this Agreement and failure to cure such breach within fifteen (15) days after receipt of written notice thereof;









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                  (ii) Failure by Executive to devote all business time
exclusively to the performance of his duties hereunder and failure to cure such breach within fifteen (15) days after written receipt of notice thereof;

                  (iii) Willful misconduct, dishonesty, alcoholism, addiction to illegal drugs, conviction of a felony or its equivalent under local law or engaging in any discrimination or sexual harassment of employees of the Company or of customers or vendors of the Company;

                  (iv) Persistent incompetence or inefficiency, habitual or gross negligence in the performance of Executive's duties, or failure to abide by instructions received from the Board of Directors of the Company or its delegate or the violation of policies and practices adopted by the Company or Vianet, and failure to cure the same within fifteen (15) days after receipt of written notice thereof.

                  Termination under clauses (i), (ii) and (iv) above shall be effective at the conclusion of the fifteen (15) day cure period without further notice and termination under clause (iii) above shall be effective immediately upon the occurrence of the conduct specified therein and without prior notice.

                  (c) Incapacity. The Company may terminate this Agreement and Executive's employment hereunder, immediately, and without prior notice, if, as a result of Executive's incapacity due to physical or mental illness or injury, Executive shall have been unable to perform adequately his duties as herein provided for ninety (90) consecutive days or an aggregate of ninety (90) days during any twelve (12) month period during the Term.

                  (d) Termination by Executive Without Cause. Executive may terminate this Agreement, without cause, upon six (6) months prior written notice to the Company; provided however, that during such six (6) month period, Executive shall use his reasonable best efforts to assist the Company in finding a qualified replacement. Such termination shall be effective upon expiration of the six (6) month notice period.

                  (e) Termination by Executive for Cause. Executive may terminate this Agreement and Executive's employment hereunder for Executive's Cause, as defined below. "Executive's Cause" shall mean:

                  (i) a breach by the Company of any of the terms of this Agreement and failure to cure such breach within fifteen (15) days after notice thereof or

                  (ii) the working conditions afforded to the Executive are habitually and grossly intolerable and such conditions are not cured within (15) days after notice thereof;

                  (f) No Further Payments Upon Termination. Except as otherwise provided below, upon any termination enumerated in this Paragraph 3, Executive's right to further compensation and benefits under this Agreement shall cease, provided, however, that Executive shall remain entitled to any unpaid compensation and benefits accrued prior to such termination and to any expense or reimbursement to which he was entitled at the date of such termination. In

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

addition to the foregoing, upon: (i) termination of this Agreement by Executive pursuant to Section 3(e) above, or (ii) termination of this Agreement by the Company for for any reason other than Cause, Executive shall be entitled to, and the Company shall pay to Executive within five (5) days after such termination, a lump sum payment equal to the lesser of six (6) months base salary or the base salary payable to Executive during the remainder of the Original Term or then current Renewal Term, as the case may be, plus any other amount(s) to which Executive is entitled under this agreement under the Company's benefit plans and arrangements or otherwise.

                  4. Compensation and Benefits.

                  (a) Base Salary. During the Term, the Company shall pay to Executive as compensation for his services hereunder, salary at the rate of $ 125,000.00 per annum, less appropriate deductions (including legally required withholdings and elective deductions for participation in benefit programs) and payable in accordance with the Company's general payroll practice. The Board of Directors of the Company shall evaluate the Executive for merit increases in his base salary hereunder at least annually, but shall not, in any event, reduce Executive's base salary during the Term.

                  (b) Benefits and Perquisites. Executive shall be entitled to participate in or receive benefits under any pension, savings, life insurance, health and accident plan or other arrangement which is from time to time made available to similarly situated Executives of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans or arrangements.

                  (c) Expenses. During the Term, Executive shall be entitled to receive reimbursement for reasonable expenses actually incurred by him in the performance of his duties hereunder (in accordance with the policies and procedures established by the Board of Directors of the Company), provided that any such expenses shall be reimbursable only to the extent that Executive properly accounts therefor in accordance with Company policy and applicable law.

                  (d) Vacations. Executive shall be entitled to paid vacations and holidays in accordance with Company policy in effect from time to time; provided, however, that Executive shall be entitled to at least four (4) weeks of paid vacation each year.

                  5. Agreement Not to Compete.

                  Executive agrees during the Term and that in the event of separation as outlined in Section 3, Executive shall not for a period of two (2) years after termination, directly or indirectly, engage in or conduct, be employed directly or indirectly by, serve as an officer or director of, hold an equity interest in, or provide advice or act as a consultant to, any person or entity which is, or is about to be engaged, in any business which is directly competitive with the business of the Company or its Affiliates (a "Competitive Business"); provided that, nothing herein shall prohibit Executive from owning not more than five percent (5%) of the outstanding capital stock of any Company listed on a national securities exchange so long as Executive is otherwise not in breach of the covenants set forth above; and provided further, that this section 5 shall not apply if the Executive terminates this agreement pursuant to
Section 3 (e). Executive acknowledges and agrees that because the Company is in the communications technology business, its market is geographically broad. As such, the Executive acknowledges and agrees that his agreement not to compete prohibits the Executive from engaging in a Competitive Business anywhere in the world. In the event a court of competent jurisdiction determines that this provision is not enforceable by its terms for lack of a geographical area, the parties agree to request such court to modify this provision to include a reasonable geographical area. The parties do not intend that this provision be deemed unenforceable for lack of a specified geographical area.

                  6. Non-Solicitation. Executive agrees that during the Term, and for a period of two (2) years after the expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination of employment, Executive shall not:

                  (i) directly or indirectly, solicit any person, corporation, limited liability company, partnership or other business entity which is, at the time of such solicitation, or was, within the prior year, a customer, client or licensee of the Company or of any Affiliate, (x) for the purpose of engaging with any such customer in any business transactions of the nature presently performed by, or the business (or any part thereof) presently conducted by, the Company or any Affiliate, or (y) for the purpose of engaging with any such customer in any business transactions of the nature performed by, or the business (or any part thereof) conducted by the Company, or any Affiliate, at any time during the Term;

                  (ii) directly or indirectly solicit, induce, influence, request or advise any customer, client or licensee of the Company or any Affiliate to withdraw, curtail, cancel, discontinue, reduce or modify such customer's, client's or licensee's business or business relationship with the Company or any Affiliate; or

                  (iii) directly or indirectly employ, solicit for employment or advise, or recommend to any other person that he employ or solicit for employment, any person employed at that time, or at any time during the prior year, by the Company or an Affiliate.

                  7. Non-disclosure.

                  (a) During the Term and thereafter, Executive shall not, without the written consent of the Board of Directors of the Company, disclose or use (except in the course of his employment hereunder and in furtherance of the business of the Company or an Affiliate) any Confidential Information of the Company, or any Affiliate. "Confidential Information" shall mean all confidential information, proprietary data and trade secrets of the Company and its Affiliates including, without limitation, the following: the identity, written lists, or descriptions of any customers or referral sources, financial statements, cost reports, or other financial information; contract proposals or bidding information; business plans; marketing plans; budgets; projections; training and operations methods and manuals; personnel records; fee structures; sales data; management systems, policies or procedures, including related forms and manuals; concepts; ideas; drawings; discoveries; inventions; processes; designs; formulas; programs; computer programs; object code; source code; engineering tolerances; know-how; and product developments. Notwithstanding the foregoing, Confidential Information shall not include information concerning the Company, or its Affiliates, known to Executive which (i) becomes public knowledge (other than by acts by Executive or his representatives in violation of this Agreement), (ii) becomes known to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known or should not reasonably have been known by Executive to be bound by a confidentiality agreement with or other obligation of secrecy to the Company, or
(iii) Executive is required to disclose in a judicial, administrative or governmental proceeding (a "Legal Proceeding"). In the event Executive is requested to disclose Confidential Information in a Legal Proceeding as contemplated by clause (iii) of the previous sentence, Executive shall provide the Company with prompt notice of such request so that the Company may timely seek an appropriate protective order or waive compliance with this Section 7. If, after giving such notice, and in the absence of a protective order or the receipt of a waiver hereunder, Executive is, in the opinion of his legal counsel compelled to disclose such information to any tribunal or else stand liable for contempt or other censure or penalty, then Executive may disclose such information to such tribunal, to the extent so required without liability hereunder.

                  (b) Executive agrees that upon expiration or termination of this Agreement and Executive's employment hereunder, regardless of the reason for termination, he will immediately return to the Company any and all physical manifestations of Confidential Information and all copies of the same, and Confidential Information of any customers of the Company and its Affiliates, within his possession, and will not at any time thereafter copy or reproduce the same.

                  8. Inventions and Pending Patent Applications. (a) Executive agrees that all inventions, designs, improvements, writings, and discoveries (collectively, "Inventions") made during the Term and pertaining to the business conducted by the Company shall be the exclusive property of the Company. Executive hereby transfers and assigns to the Company all right, title and interest in and to the Inventions, including any and all domestic and foreign patent rights therein and any renewals thereof. Executive shall assist the Company in obtaining patents and copyrights on all Inventions deemed suitable for patent or copyright by the Company and shall execute all documents and do all things necessary to obtain letters patent or copyrights, as the case may be, to vest the Company with full and exclusive title thereto, and to protect the same against infringements by others.

         (b) Executive agrees to execute and deliver all applications for patent, including all divisional, continuation, reissue and other applications for patent on the invention(s) set forth in the pending applications listed in
Section 4(l)(iii) of the Disclosure Schedule to the Agreement of Merger and all assignments thereof to the Company, Vianet or their assigns, to communicate to the Company, Vianet or their representatives all facts known to Executive respecting said invention(s), whenever requested, to testify in any interference's or other legal proceedings in which any of said applications or patents resulting therefrom may become involved, to sign all lawful papers, make all rightful oaths, and to do generally everything reasonably necessary to assist the Company, Vianet, their successors, assigns and nominees to obtain patent protection for said invention(s) in the United States and all other countries, all at the cost and expense of the Company and Vianet.

                  9. Successors and Assigns. This Agreement is personal in nature and Executive may not assign or transfer this Agreement or any right or obligation hereunder to any other person. The Company, however, may assign or transfer this Agreement and any of its rights or obligations hereunder to any Affiliate or Successor Corporation or entity without the consent of Executive. Any purported assignment in violation of the terms hereof shall be void and of no effect. This Agreement and all rights hereunder shall inure to the benefit of and be enforceable by Executive, the Company and the Company's successors and assigns.

                  10. Notice. Notices and all other communications required or permitted by this Agreement shall be in writing and shall be sufficient if delivered personally to the individual or office indicated below or if sent by commercial courier, by telecopier (with proper answer back code) or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to Executive:

                           Mr. Michael Pearson
                           2013 Tiehack Lane
                           Garland, Texas  75044


                           With a copy to:

                           H. Len Musgrove, Esq.
                           Bellinger & DeWolf LLP
                           750 North St. Paul, Suite 900
                           Dallas, Texas 75201
                           Telecopier No. (214) 954-9541

                           If to the Company:

                           Vianet Access, Inc.
                           3415 Custer Rd. (Suite 101)
                           Plano, TX 75023
                           Attn:  President
                           Telecopier No. (972) 379-0496

                           With a copy to:

                           Vianet Technologies, Inc.
                           83 Mercer St.
                           New York, NY 10012
                           Attn: Jeremy Posner
                           Telecopier No. (212) 966-1735

                           and to:

                           Richard Friedman, Esq.
                           Sichenzia, Ross & Friedman LLP
                           135 West 50th  Street
                           New York, NY 10020
                           Telecopier No. (212) 664-7329

or to such other address as any party may have furnished to the other in writing in the manner aforesaid and any such notice or communication shall be deemed to have been given or made when received.

                  11. Amendment. No amendment or modification of this Agreement or any of its provisions, including this provision regarding oral modification, shall be binding upon either party unless made in writing and signed by all parties.

                  12. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect, nor shall the invalidity or unenforceability of any portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision. It is the intention of the parties that the provisions of Sections 5, 6, 7 and 8 of this Agreement shall be enforced to the fullest extent possible under the laws and public policies of each jurisdiction in which enforcement is sought. In the event that any provision or clause of Sections 5, 6, 7 or 8 shall be held unenforceable, such provision or clause shall be deemed amended to delete or modify, as necessary, the unenforceable provisions or clauses and to alter them to the extent necessary in order to render them valid and enforceable.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

                  14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings and arrangements between the parties hereto, all of which are merged herein. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein or incorporated herein by reference.

                  15. Waiver. The observation or performance of any condition or obligation imposed upon Executive hereunder may be waived only upon the written consent of the Company. Such waiver shall be limited to the terms thereof and shall not constitute a waiver of any other condition or obligation of Executive under this Agreement.

                  16. Equitable Relief. Executive acknowledges and agrees that it is impossible to measure any money damages that will accrue to the Company or any Affiliate or their successors and assigns, by reason of a breach by Executive of Sections 5, 6, 7 or 8 hereof. Equitable remedies of injunction and specific performance may be sought from any court with jurisdiction over the matter, shall be cumulative and not exclusive and shall be in addition to any other remedies the instituting party may have in law or in equity.

                  17. Governing Law. The provisions of this Agreement shall be governed by the internal substantive laws of the State of Texas, without regard to rules regarding conflicts of laws.

                  18. ERISA. This Agreement is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                  19. Withholding. All payments hereunder are subject to any and all applicable federal, state and local tax withholding requirements.

                  20. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and each have had the advice of competent, independent counsel in connection therewith. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  21. Survival. Sections 3(e), 3(f), 5, 6, 7, 8, 12, 14, 15, 16,
17, 18 and 20 of this Agreement shall survive the expiration or termination of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                                       VIANET ACCESS, INC.


                                       By: ________________________________
                                           Name:
                                           Title:




                                       ------------------------------------
                                       MICHAEL PEARSON